Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


                                                 Delaware Tax-Free Arizona Funds
                                              Delaware Tax-Free California Funds
                                                 Delaware Tax-Free Colorado Fund


Tax-Exempt Income



                                               2 0 0 1  A N N U A L  R E P O R T



















                          (Tax-Exempt Income Artwork)

TABLE OF CONTENTS
-----------------

Letter to Shareholders        1

Portfolio Management
Review                        3

Tax Bill Update               7

New at Delaware               8

Performance Summary

  Delaware Tax-Free
  Arizona Fund                9

  Delaware Tax-Free
  Arizona Insured Fund        10

  Delaware Tax-Free
  California Fund             11

  Delaware Tax-Free
  California Insured Fund     12

  Delaware Tax-Free
  Colorado Fund               13

Financial Statements

  Statements of Net Assets    14

  Statements of Operations    26

  Statements of Changes in
  Net Assets                  27

  Financial Highlights        30

  Notes to Financial
  Statements                  45

  Report of Independent
  Auditors                    51

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
[ ]Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.
[ ]We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
[ ]We strive to deliver consistently good performance in all asset classes.
[ ]We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[ ]We are committed to providing the highest standards of client service.
[ ]You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
[ ]We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
[ ]Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
[ ]We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates manage approximately $80 billion in assets as of September 30, 2001.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual Fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment adviser.

(C)Delaware Distributors, L.P.

"IN CONTRAST TO THE
CORPORATE SECTOR, STATE
AND LOCAL GOVERNMENT
CREDIT WORTH HAS NOT WEAKENED IN 2001."



Dear Shareholder

September 14, 2001

Recap of Events -- During the year ended August 31, 2001, the U.S. economy weakened significantly. Corporate profits were disappointing throughout much of the year, contributing to poor performance among U.S. stock indexes. In response to the economic slide, the Federal Reserve Board began an aggressive series of interest rate cuts in January 2001, reducing the much-monitored Fed funds rate seven times for a cumulative three percentage point decrease.

The dim profit picture led to frequent credit downgrades for U.S. corporations throughout much of the year. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened in 2001. As a result, municipal bonds continued to perform well right through the summer of 2001, as they often appealed to investors seeking relative safety (Source:
Moody's Investors Service).

As an asset class, municipal bonds outperformed U.S. government and corporate bonds during the period. We attribute this to more attractive pricing of municipal bonds relative to U.S. Treasuries and corporate-issued debt.

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began rising considerably in late February 2001. The new issuance often bolstered municipal bond performance by creating greater bond selection and higher yields.


Total Return
For the period ended August 31, 2001                                   One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Arizona Fund -- Class A Shares                        +9.48%
--------------------------------------------------------------------------------
Delaware Tax-Free Arizona Insured Fund -- Class A Shares                +9.12%
--------------------------------------------------------------------------------
Lipper Arizona Municipal Debt Funds Average (43 funds)                  +8.91%
--------------------------------------------------------------------------------
Delaware Tax-Free California Fund -- Class A Shares                    +10.43%
--------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Average (62 funds)               +9.19%
--------------------------------------------------------------------------------
Delaware Tax-Free California Insured Fund -- Class A Shares             +9.51%
--------------------------------------------------------------------------------
Lipper California Insured Municipal Debt Funds Average (24 funds)       +9.61%
--------------------------------------------------------------------------------
Delaware Tax-Free Colorado Fund -- Class A Shares                      +10.05%
--------------------------------------------------------------------------------
Lipper Colorado Municipal Debt Funds Average (53 funds)                +10.31%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                   +10.19%
Lehman Brothers Insured Municipal Bond Index                           +10.74%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 9 through 13. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Delaware Municipal Bond Funds for Arizona, California, and Colorado generally posted competitive performance in a strong market during the fiscal year ended August 31, 2001. During the year, markets in both Arizona and Colorado felt some degree of fallout from a severe power crisis that hit California's utilities. In spite of this, municipal bond performance in the western U.S. was strong in absolute terms, with returns occasionally reaching double digits. While only one of the five Delaware Funds in this report outperformed its Lehman Brothers benchmark index (which tracks municipal bonds nationally), three of the five managed to outperform their state-specific Lipper peer groups.

Market Outlook -- We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report, we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.* Thank you for your continued commitment to Delaware Investments.


Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-----------------------------             -----------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds




*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

Andrew M. McCullagh, Jr.
Senior Portfolio Manager

September 14, 2001



PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
The 12-month fiscal period ended August 31, 2001 was a friendly one for municipal bonds. The slowdown in the U.S. economy that began in the last half of 2000 drew increasing concern from the Federal Reserve Board. The degree of concern became quite apparent early in 2001 when the Fed took several swift and measurable actions to lower its target for short-term interest rates.

From the surprise rate cut on January 3, 2001 to the last reduction during our reporting period on August 22, 2001, the Federal Funds rate was cut seven times to 3.5%. This was the lowest level for the benchmark interest rate since 1994.

As interest rates on the short end of the market fell, the yield curve (a graphic used to plot the yields of similar quality bonds with different maturities) grew steeper. In other words, the yield spread between bonds of shorter and longer maturities widened. At the same time, the spread relationship between higher and lower quality bonds widened -- that is, lower quality bonds offered better yields than investment-grade bonds.

In response, we began early in our fiscal year to lengthen Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund's duration (sensitivity to interest rates) and increase exposure to higher yielding, lower quality issues. Our goal was to take advantage of higher yields available in the marketplace. This positioning served both Funds well versus their respective peers.

During the second half of our fiscal year, spreads narrowed significantly as interest rates at both the short and long end of the maturity spectrum declined. In Delaware Tax-Free California Fund we responded by reining in on its average duration. Additionally, high-grade bonds came to represent the best value in the marketplace, prompting us to begin the process of upgrading the portfolios.

Delaware Tax-Free Arizona Fund
For the 12-month fiscal period ended August 31, 2001, the Fund outpaced the average return of its peers. The Fund returned +9.48% (Class A shares at net asset value with dividends and distributions reinvested) compared to +8.91% for the Lipper Arizona Municipal Debt Funds Average.

We began the year with a longer duration relative to our peers. This was a more aggressive posture for us, and was done in an effort to maximize income in the Fund. We achieved our objective.

Delaware Tax-Free Arizona Fund
Portfolio Characteristics
August 31, 2001
-------------------------------------------
Current 30-Day SEC Yield*            4.91%
-------------------------------------------
Average Effective Duration**    8.94 years
-------------------------------------------
Average Effective Maturity***  14.90 years
-------------------------------------------
Average Credit Quality                   A
-------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 4.35%. For Class C shares, the 30-day SEC yield was 4.34%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.



Delaware Tax-Free Arizona
Insured Fund
Portfolio Characteristics
August 31, 2001
------------------------------------------------
Current 30-Day SEC Yield*                  3.78%
------------------------------------------------
Average Effective Duration**          7.26 years
------------------------------------------------
Average Effective Maturity***        11.48 years
------------------------------------------------
Average Credit Quality                       AAA
------------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 3.18%. For Class C shares, the 30-day SEC yield was 3.17%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.


In the spring, we assumed a more conservative approach, shortening the Fund's duration to be more consistent with that of its peers. As of August 31, 2001, the Fund's average duration was 8.94 years, up from 8.3 years one year earlier.

Housing represented the Fund's largest sector weighting. The Fund also holds a position in education bonds, including a charter school project. Many of the Arizona public schools are overcrowded, and the state is making room for charter schools to contribute to the education system. The average credit quality of our holdings has also improved, taking the Fund's average credit quality from BBB at the beginning of the fiscal year to A as of August 31, 2001.

Delaware Tax-Free Arizona Insured Fund
The Fund performed well during the 12-month period returning +9.12% (Class A shares at net asset value with dividends and distributions reinvested) versus +8.91% for the Lipper Arizona Municipal Debt Funds Average.

Although the Fund is primarily comprised of insured AAA-rated securities, its current 30-day SEC yield of 3.78% (Class A shares measured according to SEC guidelines) was competitive among its Lipper peers. The Fund's largest sector weighting was in housing bonds -- an area that continues to grow. The Fund had a concentration in utility bonds, as Arizona is working to upgrade its utility system.

As of August 31, 2001, the Fund's average duration was 7.26 years, slightly shorter than funds in the Lipper peer group. This duration was consistent with the generally more conservative profile of investors seeking insured bonds.

Delaware Tax-Free California Fund
After dealing with credit concerns early in our fiscal year, the California municipal market firmed up nicely in the second half. Your Fund continued to make sound investments, as reflected in its +10.43% (Class A shares at net asset value with dividends and distributions reinvested) return for the 12-month fiscal period ended August 31, 2001. The Fund finished ahead of the 9.19% gain posted by the Lipper California Municipal Debt Funds Average.

Our investment approach hinged on finding the best relative values in the market. The housing sector, representing the Fund's largest sector allocation, offered us such value. The utility sector, which was hit hard by the state's energy crisis earlier this year, came to represent another area of relative value. We added a relatively small position in the Los Angeles Department of Water and Power this past spring.

Delaware Tax-Free
California Fund
Portfolio Characteristics
August 31, 2001
--------------------------------------------
Current 30-Day SEC Yield*              4.74%
--------------------------------------------
Average Effective Duration**      7.39 years
--------------------------------------------
Average Effective Maturity***    10.53 years
--------------------------------------------
Average Credit Quality                  BBB
--------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 4.16%. For Class C shares, the 30-day SEC yield was 4.17%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.


Delaware Tax-Free California
Insured Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------
Current 30-Day SEC Yield*                4.14%
----------------------------------------------
Average Effective Duration**        7.73 years
----------------------------------------------
Average Effective Maturity***      10.40 years
----------------------------------------------
Average Credit Quality                      AA
----------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 3.56%. For Class C shares, the 30-day SEC yield was 3.58%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.


We believe the turnaround in the California market is owed in part to the state's announced plan to issue $45 billion of long-term municipal debt to ease the energy crisis. We feel it is also attributable to the recent flight-to-quality movement, as investor wealth has exited the stock market in favor of safer securities.

The Fund's duration was shortened to 7.39 years as of August 31, 2001 from 9.4 years as of the last fiscal report. In addition, we worked to upgrade the portfolio after a move early in the year to improve our dividend yield through investments in slightly lower quality, higher yielding bonds. As of August 31, 2001, the Fund's average credit quality rating was BBB.

Delaware Tax-Free California Insured Fund
The Fund's results were strong on an absolute basis, but fell slightly short of its performance benchmark. For the 12-month fiscal period, the Fund returned +9.51% (Class A shares at net asset value with dividends and distributions reinvested) versus a gain of 9.61% for the Lipper California Insured Municipal Debt Funds Average.

The Fund had a longer duration than its peers, as we slightly increased it from the previous fiscal year. As of August 31, 2001, the Fund's average duration was
7.73 years. Going forward, we think that our longer duration will put us more in line with the performance of our peers. Our shortcoming in fiscal 2001 had more to do with the Fund's higher concentration of premium bonds that underperformed other issues from a dividend return standpoint.

The Fund's average credit quality was AA as of August 31, 2001. This is slightly lower than our average credit quality one year ago. A new policy instituted during fiscal 2001 allows us to invest up to 20% of the Fund's assets in non-AAA-rated insured securities. We currently hold some A-rated insured bonds, a move intended to add to the yield component of the Fund.

Housing bonds remained our focus. All of our holdings in this sector are AAA-rated insured bonds. Leases/Certificates of Participation were another top sector. As in the Delaware Tax-Free California Fund, we began to invest in the utility sector, adding bonds issued by the Los Angeles Department of Water and Power.

Delaware Tax-Free Colorado Fund
Fiscal 2001 was a tougher year for this Fund, which returned +10.05% (Class A shares at net asset value with dividends and distributions reinvested) versus +10.31% for the Lipper Colorado Municipal Debt Funds Average. The Fund's current 30-day SEC yield of 4.56% (Class A shares measured according to SEC guidelines) was very competitive within its Lipper Peer group as of August 31, 2001.

Delaware Tax-Free
Colorado Fund
Portfolio Characteristics
August 31, 2001
----------------------------------------------
Current 30-Day SEC Yield*                4.56%
----------------------------------------------
Average Effective Duration**        8.22 years
----------------------------------------------
Average Effective Maturity***      11.63 years
----------------------------------------------
Average Credit Quality                     BBB
----------------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of August 31, 2001 for Class B shares was 3.99%. For Class C shares, the 30-day SEC yield was 3.98%.
 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.
***Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

There are several situations developing in the state that we believe will translate into tremendous upgrade potential for many of the Fund's holdings. These include changes in the education sector, where in similar fashion to Arizona's education system charter schools are providing a solution to overcrowded public schools. We think many of our charter school bonds are candidates for upgrade.

Due to consolidation in the medical field, we began to upgrade our holdings in the healthcare sector. In fact, the majority of bonds we hold are insured. As a result of our upgrading efforts, the Fund's exposure to this sector decreased from a year ago. Other sectors in the portfolio included housing and transportation. We added new bonds issued by the Colorado Department of Transportation to fund an eight-year road improvement project.

Outlook
Even though the national economy is slowing, we feel that Arizona and Colorado may be able to sidestep any sort of recession. In our opinion, both states have a competitive advantage in that their economies are more broad-based than other states. As a result, we expect Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, and Delaware Tax-Free Colorado Fund to perform well relative to other state municipal bond funds in the months ahead.

California's economy may be more likely to track the national economy. We say this despite the fact that the state is still in the process of resolving its energy crisis. We believe that focusing on bonds that offer the best relative values, while being mindful of credit quality, will position Delaware Tax-Free California Fund and Delaware Tax-Free California Insured Fund to deliver competitive results.

As volatility in the stock market and in the corporate bond market may intensify, especially in the aftermath of recent events, we expect municipal bond funds to be showered with even higher inflows than they have seen lately. We believe that many investors will remain invested for the long term, which would bode well for your Fund.

TAX BILL UPDATE
---------------

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

Calendar Year    Former 28% rate  Former 31% rate   Former 36% rate   Former 39.6% rate
---------------------------------------------------------------------------------------
2001                   27.5%            30.5%             35.5%             39.1%
---------------------------------------------------------------------------------------
2002-2003              27.0%            30.0%             35.0%             38.6%
---------------------------------------------------------------------------------------
2004-2005              26.0%            29.0%             34.0%             37.6%
---------------------------------------------------------------------------------------
2006 and later         25.0%            28.0%             33.0%             35.0%
---------------------------------------------------------------------------------------

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situation, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.


30-year AAA-rated Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2001

(chart omitted)

Income Tax          Tax Equivalent
 Bracket                Yield
----------          --------------
  15%                   6.01%
  27.5%                 7.05%
  30.5%                 7.35%
  35.5%                 7.92%
  39.1%                 8.39%

As of August 31, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 5.11% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*


* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

TAX PREPARATION

MADE EASY. . .



NEW AT DELAWARE
---------------

Delaware Investments Offers Shareholders Intuit's Instant Data Entry Feature
Tax season is just around the corner. If you use Quicken(R) TurboTax(R) to prepare your taxes this year, you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps taxpayers complete their tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments, and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives shareholders access to their account information and allows them to perform account transactions in a secure environment.

For more information or to register for Account Access, contact our Shareholder Service Center at 800 523-1918. Shareholder representatives are available to assist you from 8:00 a.m. to 8:00 p.m., Eastern Time, Monday through Friday. You can also register for Delaware's online Account Access by visiting our web site at www.delawareinvestments.com.
   ---------------------------

Start planning now for the upcoming tax season!

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax and from the Arizona
state personal income tax as is
consistent with preservation
of capital.

Total Fund Net Assets
$30.12 million

Number of Holdings
25

Fund Start Date
March 2, 1995

Your Fund Manager
Andrew M. McCullagh, Jr.
joined Delaware Investments in
1997 after holding investment
management positions at Kirchner,
Moore & Co. He holds a bachelor's
degree from Washington College
and a graduate certificate in
public finance from the
University of Michigan.

Nasdaq Symbols
Class A DVAAX
Class B DVATX
Class C DVAZX

DELAWARE TAX-FREE ARIZONA FUND PERFORMANCE
------------------------------------------
Growth of a $10,000 Investment
March 2, 1995 (Fund inception) through August 31, 2001


Delaware Tax-Free Arizona Fund Growth of $10,000 investment chart



                   Delaware Tax-Free                Lehman Brothers
              Arizona Fund--Class A Shares        Municipal Bond Index
              ----------------------------        --------------------
March '95               $9,625                          $10,000
8/31/95                $10,151                          $10,469
8/31/96                $11,045                          $11,017
8/31/97                $12,084                          $12,036
8/31/98                $13,228                          $13,077
8/31/99                $13,085                          $13,148
8/31/00                $13,564                          $14,033
8/31/01                $14,851                          $15,466

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at closest month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001             Lifetime      Five Years      One Year
--------------------------------------------------------------------------------
  Class A (Est. 3/2/95)
        Excluding Sales Charge       +6.97%         +6.17%         +9.48%
        Including Sales Charge       +6.35%         +5.36%         +5.37%
--------------------------------------------------------------------------------
  Class B (Est. 6/29/95)
        Excluding Sales Charge       +5.80%         +5.41%         +8.78%
        Including Sales Charge       +5.80%         +5.08%         +4.78%
--------------------------------------------------------------------------------
  Class C (Est. 5/13/95)
        Excluding Sales Charge       +5.90%         +5.38%         +8.62%
        Including Sales Charge       +5.90%         +5.38%         +7.62%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax and from the Arizona
state personal income tax as is
consistent with preservation
of capital.

Total Fund Net Assets
$153.39 million

Number of Holdings
55

Fund Start Date
April 1, 1991

Your Fund Manager
Andrew M. McCullagh, Jr.

Nasdaq Symbols
Class A   VAZIX
Class B   DVABX
Class C   DVACX

DELAWARE TAX-FREE ARIZONA INSURED FUND PERFORMANCE
--------------------------------------------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001


                                                     Lehman Brothers
                    Delaware Tax-Free               Insured Municipal
           Arizona Insured Fund--Class A Shares         Bond Index
           ------------------------------------     -----------------
08/31/91                  $ 9,622                        $10,000
08/31/92                  $10,681                        $11,153
08/31/93                  $12,306                        $12,620
08/31/94                  $12,045                        $12,558
08/31/95                  $13,103                        $13,703
08/31/96                  $13,822                        $14,446
08/31/97                  $15,030                        $15,805
08/31/98                  $16,217                        $17,260
08/31/99                  $16,157                        $17,209
08/31/00                  $17,041                        $18,486
08/31/01                  $18,596                        $20,471

Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001          Lifetime    10 Years  Five Years   One Year
--------------------------------------------------------------------------------
  Class A (Est. 4/1/91)
        Excluding Sales Charge    +7.01%      +6.82%     +6.11%      +9.12%
        Including Sales Charge    +6.62%      +6.41%     +5.31%      +5.03%
--------------------------------------------------------------------------------
  Class B (Est. 3/10/95)
        Excluding Sales Charge    +5.66%                 +5.30%      +8.31%
        Including Sales Charge    +5.66%                 +4.97%      +4.31%
--------------------------------------------------------------------------------
  Class C (Est. 5/26/94)
        Excluding Sales Charge    +5.59%                 +5.34%      +8.50%
        Including Sales Charge    +5.59%                 +5.34%      +7.50%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
------------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax and from the California
state personal income tax as is
consistent with preservation
of capital.

Total Fund Net Assets
$45.94 million

Number of Holdings
36

Fund Start Date
March 2, 1995

Your Fund Manager
Andrew M. McCullagh, Jr.

Nasdaq Symbols
Class A DVTAX
Class B DVTFX
Class C DVFTX

DELAWARE TAX-FREE CALIFORNIA FUND PERFORMANCE
---------------------------------------------

Growth of a $10,000 Investment
March 2, 1995 (Fund inception) through August 31, 2001

                     Delaware Tax-Free                   Lehman Brothers
              California Fund--Class A Shares          Municipal Bond Index
              -------------------------------          --------------------
March '95                 $ 9,625                             $10,000
8/31/95                   $ 9,989                             $10,469
8/31/96                   $10,711                             $11,017
8/31/97                   $11,921                             $12,036
8/31/98                   $13,187                             $13,077
8/31/99                   $12,984                             $13,148
8/31/00                   $13,633                             $14,033
8/31/01                   $15,055                             $15,466

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at closest month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001             Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
   Class A (Est. 3/2/95)
         Excluding Sales Charge      +7.22%         +7.11%        +10.43%
         Including Sales Charge      +6.60%         +6.29%         +6.25%
--------------------------------------------------------------------------------
   Class B (Est. 8/23/95)
         Excluding Sales Charge      +6.79%         +6.40%         +9.58%
         Including Sales Charge      +6.79%         +6.09%         +5.58%
--------------------------------------------------------------------------------
   Class C (Est. 4/9/96)
         Excluding Sales Charge      +6.50%         +6.36%         +9.70%
         Including Sales Charge      +6.50%         +6.36%         +8.70%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if rerdeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax and from the California
state personal income tax as is
consistent with preservation
of capital.

Total Fund Net Assets
$35.87 million

Number of Holdings
23

Fund Start Date
October 15, 1992

Your Fund Manager
Andrew M. McCullagh, Jr.

Nasdaq Symbols
Class A VCINX
Class B DVNBX
Class C DVNCX

DELAWARE TAX-FREE CALIFORNIA INSURED FUND PERFORMANCE
-----------------------------------------------------

Growth of a $10,000 Investment
October 15, 1992 (Fund inception) through August 31, 2001

                        Delaware Tax-Free               Lehman Brothers Insured
             Californa Insured Fund--Class A Shares       Municipal Bond Index
             --------------------------------------     -----------------------
October '92                  $ 9,625                             $10,000
8/31/93                      $11,128                             $11,392
8/31/94                      $10,787                             $11,336
8/31/95                      $11,535                             $12,369
8/31/96                      $12,224                             $13,040
8/31/97                      $13,431                             $14,267
8/31/98                      $14,623                             $15,580
8/31/99                      $14,335                             $15,534
8/31/00                      $15,353                             $16,686
8/31/01                      $16,815                             $18,478

Chart assumes $10,000 invested on October 15, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Insured Municipal Bond Index at closest month's end, October 31, 1992. After October 31, 1992, returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001             Lifetime       Five Years     One Year
--------------------------------------------------------------------------------
   Class A (Est. 10/15/92)
         Excluding Sales Charge      +6.50%         +6.58%         +9.51%
         Including Sales Charge      +6.04%         +5.77%         +5.45%
--------------------------------------------------------------------------------
   Class B (Est. 3/2/94)
         Excluding Sales Charge      +5.02%         +5.86%         +8.70%
         Including Sales Charge      +5.02%         +5.54%         +4.70%
--------------------------------------------------------------------------------
   Class C (Est. 4/12/95)
         Excluding Sales Charge      +5.51%         +5.73%         +8.75%
         Including Sales Charge      +5.51%         +5.73%         +7.75%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been slower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

FUND BASICS
-----------
As of August 31, 2001

Fund Objective
The Fund seeks as high a level of
current income exempt from federal
income tax and from the Colorado
state personal income tax as is
consistent with preservation
of capital.

Total Fund Net Assets
$338.50 million

Number of Holdings
90

Fund Start Date
April 23, 1987

Your Fund Manager
Andrew M. McCullagh, Jr.

Nasdaq Symbols
Class A VCTFX
Class B DVBTX
Class C DVCTX

DELAWARE TAX-FREE COLORADO FUND PERFORMANCE
-------------------------------------------

Growth of a $10,000 Investment
August 31, 1991 through August 31, 2001

                      Delaware Tax-Free             Lehman Brothers
               Colorado Fund--Class A Shares      Municipal Bond Index
               -----------------------------      --------------------
8/31/91                    $ 9,624                       $10,000
8/31/92                    $10,623                       $11,092
8/31/93                    $12,225                       $12,473
8/31/94                    $11,976                       $12,490
8/31/95                    $12,975                       $13,598
8/31/96                    $13,783                       $14,310
8/31/97                    $15,161                       $15,632
8/31/98                    $16,645                       $16,985
8/31/99                    $16,362                       $17,078
8/31/00                    $16,998                       $18,227
8/31/01                    $18,708                       $20,088



Chart assumes $10,000 invested on August 31, 1991 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through August 31, 2001           Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
  Class A (Est. 4/23/87)
        Excluding Sales Charge     +7.44%      +6.89%      +6.30%      +10.05%
        Including Sales Charge     +7.15%      +6.48%      +5.49%       +5.97%
--------------------------------------------------------------------------------
  Class B (Est. 3/22/95)
        Excluding Sales Charge     +5.73%                  +5.48%       +9.24%
        Including Sales Charge     +5.73%                  +5.15%       +5.24%
--------------------------------------------------------------------------------
  Class C (Est. 5/6/94)
        Excluding Sales Charge     +5.68%                  +5.48%       +9.23%
        Including Sales Charge     +5.68%                  +5.48%       +8.23%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of dividends and distributions and, where indicated, any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Statements of Net Assets

DELAWARE TAX-FREE ARIZONA FUND
------------------------------
                                                     Principal      Market
August 31, 2001                                      Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds - 97.57%
Airport Revenue Bonds - 5.63%
Tucson Airport Authority
  5.00% 6/1/21 (AMBAC) (AMT) ....................... $1,700,000    $1,696,702
                                                                   ----------
                                                                    1,696,702
                                                                   ----------
General Obligation Bonds - 3.67%
Eagle Mountain Community Facility District
  6.50% 7/1/21 ..................................... 1,010,000      1,105,627
                                                                   ----------
                                                                    1,105,627
                                                                   ----------
Higher Education Revenue Bonds - 3.46%
Glendale Industrial Development Authority
  5.875% 5/15/31 ................................... 1,000,000      1,042,190
                                                                   ----------
                                                                    1,042,190
                                                                   ----------
Hospital Revenue Bonds - 4.19%
Maricopa Industrial Development Authority
  (Mayo Clinic Hospital)
  5.25% 11/15/37 (MBIA) ............................   175,000        178,119
Mohave County Industrial Development Authority
  (Chris/Silver Ridge)
  6.375% 11/1/31 (GNMA) ............................   250,000        269,998
Winslow Industrial Development
  Authority Hospital Revenue (Winslow
  Memorial Hospital Project)
  5.50% 6/1/22 ..................................... 1,000,000        814,489
                                                                   ----------
                                                                    1,262,606
                                                                   ----------
Housing Revenue Bonds - 35.70%
Maricopa County (Metro Gardens-Mesa Ridge
  Project) 5.15% 7/1/29 (MBIA) ..................... 1,000,000      1,011,780
Maricopa County Industrial Development
  Authority Multifamily Housing (Sly-Mar
  Apartments) 6.10% 4/20/36 (GNMA) ................. 1,465,000      1,551,977
Maricopa County Industrial Development
  Authority Multifamily Housing Revenue
  (Villas at Augusta Project)
  6.50% 10/20/33 (GNMA) ............................   850,000        934,456
Maricopa County Industrial Development
  Authority Single Family Housing Revenue
  6.625% 7/1/21 (GNMA/FNMA) ........................   895,000        964,962
Maricopa County Industrial Development
  Authority Single Family Housing Revenue
  (Bay Club at Mesa Cove) Series B
  8.25% 9/1/35 ..................................... 1,900,000      1,901,424
Peoria Casa Del Rio Multifamily Housing
  7.30% 2/20/28 (GNMA) .............................   500,000        539,740
Phoenix Industrial Development Authority
  (Camelback Crossing)
  6.35% 9/20/35 (GNMA) .............................   500,000        547,335
Phoenix Industrial Development Authority
  Multifamily Housing Revenue
  (Capital Mews Apartments)
  5.70% 12/20/40 (GNMA) ............................ 1,000,000      1,017,760

                                                     Principal      Market
                                                     Amount         Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Pima County Industrial Development Authority
  Multifamily Housing Revenue
  (Sunbriar Apartments Project)
  7.25% 7/1/25 (MBIA/FHA) ..........................  $500,000     $   533,775
Pima County Industrial Development Authority
  Single Family Mortgage Revenue
 *6.05% 11/1/34
  (AMT/GNMA/FNMA/FHLMC) ............................ 6,750,000         950,873
  6.125% 11/1/33
  (AMT/GNMA/FNMA/FHLMC) ............................   750,000         795,105
                                                                   -----------
                                                                    10,749,187
                                                                   -----------
Leases/Certificates of Participation - 1.76%
Sedona Partner Certificates of Participation
  Series 1999 5.75% 7/1/16 .........................   500,000         531,430
                                                                   -----------
                                                                       531,430
                                                                   -----------
Other Revenue Bonds - 15.55%
Phoenix Civic Improvement Corporation
  5.00% 7/1/24 (FGIC) .............................. 1,115,000       1,127,455
Pima County Industrial Development
  Authority (Arizona Charter Schools Project)
  Series A 6.75% 7/1/31 ............................ 1,500,000       1,563,825
Pima County Industrial Development
  Authority Industrial Revenue
  7.875% 7/1/21 .................................... 2,000,000       1,993,700
                                                                   -----------
                                                                     4,684,980
                                                                   -----------
Pollution Control Revenue Bonds - 6.82%
Coconimo County (Nevada Power)
  6.375% 10/1/36 ................................... 1,000,000       1,008,700
Maricopa County Pollution Control Corporation
  Pollution Control Revenue
  6.375% 8/1/15 .................................... 1,000,000       1,045,780
                                                                   -----------
                                                                     2,054,480
                                                                   -----------
School District Authority - 7.01%
Maricopa County Industrial Development
  Authority School District Revenue
  6.75% 7/1/29 ..................................... 2,000,000       2,110,680
                                                                   -----------
                                                                     2,110,680
                                                                   -----------

Transportation Revenue Bonds - 13.78%
Puerto Rico Commonwealth
  Highway & Transportation Authority
  Transportation Revenue Series A
  4.75% 7/1/38 (MBIA) .............................. 4,250,000       4,152,123
                                                                   -----------
                                                                     4,152,123
                                                                   -----------
Total Municipal Bonds
  (cost $28,576,276) ...............................                29,390,005
                                                                   -----------

                                                    Number         Market
Delaware Tax-Free Arizona Fund                      of Shares      Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.61%
Federated Arizona Municipal Trust .................    183,891   $   183,891
                                                                 -----------
Total Short-Term Investments
  (cost $183,891) .................................                  183,891

Total Market Value of Securities - 98.18%
  (cost $28,760,167) ..............................               29,573,896

Receivables and Other Assets Net of
  Liabilities - 1.82% .............................                  547,786
                                                                 -----------
Net Assets Applicable to 2,835,614 Shares
  Outstanding - 100.00% ...........................              $30,121,682
                                                                 ===========
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class A
  ($18,808,864 / 1,770,722 Shares) ................                   $10.62
                                                                      ------
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class B
  ($8,681,187 / 817,640 Shares) ...................                   $10.62
                                                                      ------
Net Asset Value Delaware Tax-Free
  Arizona Fund Class C
  ($2,631,631 / 247,252 Shares) ...................                   $10.64
                                                                      ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .........................              $30,670,048
Accumulated net realized loss on investments ......               (1,362,095)
Net unrealized appreciation of investments ........                  813,729
                                                                 -----------
Total net assets ..................................              $30,121,682
                                                                 ===========
--------------------
*Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Fund
Net asset value Class A (A) .......................                   $10.62
Sales charge (3.75% of offering price, or 3.86%
  of amount invested per share) (B) ...............                     0.41
                                                                      ------
Offering price ....................................                   $11.03
                                                                      ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE ARIZONA INSURED FUND
--------------------------------------

                                                     Principal    Market
August 31, 2001                                      Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.77%
Airport Revenue Bonds - 3.34%
Tucson Airport Authority
  5.35% 6/1/31 (AMBAC) ........................... $ 5,000,000   $ 5,118,200
                                                                 -----------
                                                                   5,118,200
                                                                 -----------
Continuing Care/Retirement Revenue Bonds - 2.66%
Maricopa County Industrial Revenue (Family
  Health Reach) 6.30% 9/20/38 (GNMA/FHA) .........   3,715,000     4,081,671
                                                                 -----------
                                                                   4,081,671
                                                                 -----------
General Obligation Bonds - 6.45%
Cochise County Unified School District #68
  7.50% 7/1/10 (FGIC) ............................   1,000,000     1,263,330
Maricopa County Arizona School District #14
  (Creighton School Improvement Project of 1990)
  Series C 6.50% 7/1/08 (FGIC) ...................   1,000,000     1,167,310
Maricopa County Osborn Unified School District #8
  5.875% 7/1/14 (FGIC) ...........................     705,000       762,697
Maricopa County School District #3 Tempe
  Elementary Series E 5.70% 7/1/16 (FGIC) ........   1,025,000     1,121,494
Puerto Rico Commonwealth
  5.125% 7/1/30 (FSA) ............................   2,000,000     2,048,300
Scottsdale
  5.00% 7/1/22 ...................................   1,000,000     1,020,100
Tucson
  6.10% 7/1/12 (FGIC) ............................   2,390,000     2,503,118
                                                                 -----------
                                                                   9,886,349
                                                                 -----------
Higher Education Revenue Bonds - 4.18%
Arizona State University System
  6.125% 7/1/15 (MBIA) ...........................   1,000,000     1,030,530
Glendale Industrial Development Authority
  Educational Facilities (American Graduate
  School International) ..........................   1,000,000     1,049,510
  5.625% 7/1/20 (Connie Lee)
  5.875% 7/1/15 (Connie Lee) .....................   3,000,000     3,225,060
Mohave County Community College
  6.00% 3/1/20 (MBIA) ............................   1,000,000     1,107,590
                                                                 -----------
                                                                   6,412,690
                                                                 -----------
Hospital Revenue Bonds - 12.89%
Mesa Individual Development Authority
  (Discovery Health Systems)
  5.625% 1/1/29 (MBIA) ...........................  10,000,000    10,610,200
Mohave County Industrial Development Authority
  (Chris/Silver Ridge)
  6.375% 11/1/31 (GNMA) ..........................   1,050,000     1,133,990
Phoenix Industrial Development Authority
  Hospital Revenue (John C. Lincoln Health)
  Series B 5.75% 12/1/16 (Connie Lee) ............   4,110,000     4,454,993
Pima County Individual Health Care
  6.75% 7/1/10 (MBIA) ............................   1,000,000     1,023,310
Pima County Tucson Medical Center
  6.375% 4/1/12 (MBIA) ...........................   1,000,000     1,040,090
University of Arizona Medical Center
  6.25% 7/1/10 (MBIA) ............................   1,445,000     1,515,921
                                                                 -----------
                                                                  19,778,504
                                                                 -----------

                                                      Principal     Market
                                                      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds - 19.79%
Chandler Industrial Development Authority
  Multifamily Housing
  5.90% 7/20/15 (GNMA/FHA) .......................... $1,060,000   $1,098,245
Maricopa County Industrial Development
  Authority Multifamily Housing Revenue
  (Wispering Palms Apartments) Series A
  5.90% 7/1/29 (MBIA) ...............................  1,205,000    1,268,058
Maricopa County Industrial Development
  Authority Multifamily Housing (Sly-Mar
  Apartments) 6.10% 4/20/36 (GNMA) ..................  1,000,000    1,059,370
Maricopa County Industrial Development
  Authority Multifamily Housing Revenue
  (Villas at Augusta Project)
  6.50% 10/20/33 (GNMA) .............................  1,500,000    1,649,040
Maricopa County Industrial Development
  Authority Multifamily Housing Revenue
  (Villas De Merced Apartments Project)
  5.50% 12/20/37 (GNMA) .............................  1,145,000    1,153,026
Phoenix Individual Development Authority Single
  Family Mortgage 5.30% 4/1/20
  (GNMA/FNMA/FHLMC) .................................    250,000      252,575
Phoenix Industrial Development Authority
  (Camelback Crossing) 6.35% 9/20/35 (GNMA) .........  1,500,000    1,642,005
Phoenix Industrial Development Authority
  Multifamily Housing Revenue
  7.50% 10/20/35 (GNMA) .............................  1,359,000    1,595,588
Phoenix Industrial Development Authority
  Multifamily Housing Revenue (Capital Mews
  Apartments) 5.70% 12/20/40 (GNMA) .................  3,000,000    3,053,280
Phoenix Industrial Development Authority
  Multifamily Housing Revenue (Ventana Palms
  Apartments)
  6.15% 10/1/29 (MBIA) ..............................    510,000     547,123
  6.20% 10/1/34 (MBIA) ..............................    940,000   1,003,403
Pima County Industrial Development Authority
  Multifamily Housing Revenue (Fountaine
  Village Apartments)
  5.55% 12/20/20 (GNMA/FHA) .........................    625,000     654,263
  5.70% 12/20/40 (GNMA/FHA) .........................  5,000,000   5,194,249
Pima County Industrial Development Authority
  Multifamily Housing Revenue (Nova & Villa
  Projects) 7.00% 12/30/31 (GNMA) ...................  1,290,000   1,462,796
Pima County Industrial Development Authority
  Multifamily Housing Revenue (Sunbriar
  Apartments Project) 7.25% 7/1/25 (MBIA/FHA) .......  1,225,000   1,307,749
Pima County Industrial Development Authority
  Single Family Housing Revenue
  6.10% 5/1/31 (GNMA) ...............................  2,715,000   2,867,230

                                                        Principal   Market
Delaware Tax-Free Arizona Insured Fund                  Amount      Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Yuma Industrial Development Authority
  Multifamily Revenue 6.10% 9/20/19
  (GNMA) ............................................. $2,340,000  $ 2,542,059
Yuma Industrial Development Authority
  Multifamily Revenue (Regency Apartments A)
  5.50% 12/20/32 (GNMA/FHA) ..........................  2,000,000    2,019,640
                                                                   -----------
                                                                    30,369,699
                                                                   -----------
Leases/Certificates of Participation - 11.51%
Arizona State Board of Regents Certificates of
  Participation 5.125% 6/1/25 (AMBAC) ................  3,000,000    3,069,360
Oro Valley Common Trust Certificates of
  Participation 5.75% 7/1/11 (MBIA) ..................  1,000,000    1,081,890
Oro Valley Common Trust Funds Partnership
  5.75% 7/1/17 (MBIA) ................................  1,000,000    1,062,870
Phoenix Arizona Industrial Development Authority
  Lease (Capital Mall) 5.50% 9/15/27 (AMBAC) .........  5,000,000    5,255,600
Pinal County Certificates of Participation
  5.125% 6/1/21 (AMBAC) ..............................  2,000,000    2,045,160
Scottsdale Municipal Property Corporation Lease
  6.25% 11/1/14 (FGIC) ...............................  3,900,000    4,053,933
University of Arizona Certificates of Participation
  5.75% 6/1/19 (AMBAC) ...............................  1,000,000    1,081,290
                                                                   -----------
                                                                    17,650,103
                                                                   -----------
Other Revenue Bonds - 6.08%
Phoenix Civic Improvement Corporation
  5.00% 7/1/24 (FGIC) ................................  2,000,000    2,022,340
Pima County Industrial Development Authority
  (Arizona Charter Schools Project) Series A
  6.75% 7/1/31 .......................................  1,815,000    1,892,228
Surprise Municipal Property Excise Tax Revenue
  5.70% 7/1/20 (FGIC) ................................  5,000,000    5,405,700
                                                                   -----------
                                                                     9,320,268
                                                                   -----------

                                                        Principal    Market
                                                        Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Power Authority Revenue Bonds - 9.53%
Mesa Arizona Utility Systems Revenue
  5.25% 7/1/16 (FGIC) ............................... $12,000,000 $ 12,552,240
Salt River Agricultural Improvement & Power
  Project 6.25% 1/1/19 (FGIC) .......................   2,000,000    2,060,060
                                                                   -----------
                                                                    14,612,300
                                                                   -----------
*Pre-Refunded/Escrowed to Maturity - 5.97%

Maricopa County Madison Unified School
  District #38 5.80% 7/1/15-06 (MBIA) ...............   1,230,000    1,375,903
Phoenix Civic Improvement Waste Water
  Systems Revenue
  6.00% 7/1/24-10 (FGIC) ............................   4,875,000    5,666,163
Phoenix Street & Highway Revenue
  6.50% 7/1/09-02 (AMBAC) ...........................   2,000,000    2,110,360
                                                                   -----------
                                                                     9,152,426
                                                                   -----------
Transportation Revenue Bonds - 13.76%
Puerto Rico Commonwealth Highway &
  Transportation Authority
  Transportation Revenue Series A
  4.75% 7/1/38 (MBIA) ...............................  21,625,000   21,126,976
                                                                   -----------
                                                                    21,126,976
                                                                   -----------
Water & Sewer Revenue Bonds - 2.61%
Gilbert Water & Waste Water Revenue
  6.50% 7/1/12 (FGIC) ...............................   1,000,000    1,099,510
  6.50% 7/1/22 (FGIC) ...............................   2,650,000    2,900,452
                                                                   -----------
                                                                     3,999,962
                                                                   -----------
Total Municipal Bonds
  (cost $142,622,157) ...............................              151,509,148
                                                                   -----------

                                                       Number       Market
Delaware Tax-Free Arizona Insured Fund                 of Shares    Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.18%
  Federated Arizona Municipal Trust ..................  278,168   $  278,168

Total Short-Term Investments
  (cost $278,168) ....................................               278,168
                                                                 -----------
Total Market Value of Securities - 98.95%
  (cost $142,900,325) ................................           151,787,316

Receivables and Other Assets
  Net of Liabilities - 1.05% .........................             1,604,834
                                                                 -----------

Net Assets Applicable to 13,337,537 Shares
  Outstanding - 100.00% ..............................          $153,392,150
                                                                ============
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class A
  ($141,298,073 / 12,286,456 Shares) .................                $11.50
                                                                      ------

Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class B
  ($8,864,115 / 770,584 Shares) ......................                $11.50
                                                                      ------
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class C
  ($3,229,962 / 280,497 Shares) ......................                $11.52
                                                                      ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ..................................... $144,556,344
Accumulated net realized loss on investments ..................      (51,185)
Net unrealized appreciation of investments ....................    8,886,991
                                                                ------------
Total net assets .............................................. $153,392,150
                                                                ============
-------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A) ...................................       $11.50
Sales charge (3.75% of offering price, or 3.91%
  of amount invested per share) (B) ...........................         0.45
                                                                      ------
Offering price ................................................       $11.95
                                                                      ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE CALIFORNIA FUND
---------------------------------
                                                      Principal    Market
August 31, 2001                                       Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 98.50%
 Airport Revenue Bonds - 3.84%
 San Jose Airport Revenue Series A
   5.00% 3/1/31 (FGIC) ............................. $1,750,000   $ 1,766,468
                                                                  -----------
                                                                    1,766,468
                                                                  -----------
 Hospital Revenue Bonds - 7.23%
 Abag Finance Authority of California (Nonprofit
   Corporations) (San Diego Hospital
   Association) Series A 6.125% 8/15/20 ............  1,250,000     1,295,363
 California Statewide Community Development
   Authority Partnership (The Internext Group)
   5.375% 4/1/17 ...................................  2,000,000     2,028,320
                                                                  -----------
                                                                    3,323,683
                                                                  -----------
 Housing Revenue Bonds - 34.88%
 Abag Finance Authority of California (Nonprofit
   Corporations) Series A 5.25% 4/1/31 .............  1,000,000     1,009,660
*California Housing Finance Agency Revenue
   5.625% 8/1/31 ...................................  5,500,000     1,053,965
 California Housing Finance Agency Revenue
   Series F 6.00% 8/1/17 (MBIA/FHA/VA) .............  1,000,000     1,053,240
 California Statewide Communities Development
   Authority Multifamily Revenue (Silver
   Ridge Apartments) 5.80% 8/1/33 ..................  1,000,000     1,061,750
 California Statewide Communities Development
   Authority Special Tax
   5.50% 6/1/31 ....................................  1,000,000     1,033,160
   6.85% 8/20/36 ...................................  1,000,000     1,117,340
 California Statewide Communities Development
   Authority Special Tax (Vadis Apartments
   Project) 5.40% 8/1/31 ...........................  1,000,000     1,022,270
 Fairfield Housing Authority
   5.625% 9/1/23 ...................................  1,000,000       946,360
 Fresno Multifamily Housing Revenue
   (Woodlands Apartments Project)
   Series A 6.65% 5/20/17 (GNMA) ...................  1,000,000     1,116,650
 Los Angeles Multifamily Housing Revenue
   (Park Plaza West Senior Partners)
   5.50% 1/20/43 (GNMA) ............................  1,430,000     1,447,975
 Monterey County Housing Authority (Parkside
   Manor Apartments) 5.00% 7/1/19 ..................  2,260,000     2,065,233
 San Marcos Redevelopment Agency Tax
   Allocation Affordable Housing Project
   Series A 6.00% 10/1/27 ..........................    530,000       569,093
 Santa Clara County Housing Authority
   (John Burns Gardens Apartments)
   6.00% 8/1/41 ....................................  2,500,000     2,527,224
                                                                  -----------
                                                                   16,023,920
                                                                  -----------

                                                      Principal     Market
                                                      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Leases/Certificates of Participation - 15.01%
Abag Finance Authority of California
  (Nonprofit Corporations) Certificates
  of Participation (Lincoln Glen Manor
  Senior Citizens) 6.10% 2/15/25 .................... $2,575,000   $2,817,385
San Diego County Certificates of Participation
  5.70% 2/1/28 ......................................  1,500,000    1,513,080
San Diego County Certificates of Participation
  (The Burnham Institute) 6.25% 9/1/29 ..............  1,000,000    1,051,510
San Diego County Certificates of Participation
  (University of San Diego) 5.375% 10/1/41 ..........    500,000      516,005
Soledad Unified School District Financing
  Project Lease 5.30% 5/1/19 ........................  1,000,000    1,000,130
                                                                   ----------
                                                                    6,898,110
                                                                   ----------
Other Revenue Bonds - 26.63%
California State Veterans Series B
  5.70% 12/1/32 .....................................  1,000,000    1,031,680
Delano Community Redevelopment Agency
  Tax Allocation 6.00% 11/1/03 ......................  2,500,000    2,516,550
El Monte Public Authority Tax Allocation
  Special Term (Multiple Redevelopment
  Project) 5.75% 6/1/28 .............................    880,000      890,463
La Mirada Redevelopment Agency Special
  Tax Ref-Community Facilities District #89-1
  5.70% 10/1/20 .....................................    500,000      500,360
La Quinta Redevelopment Agency Tax Allocation
  5.10% 9/1/31 (AMBAC) ..............................  2,000,000    2,047,840
Lake Elisnore Public Financing Authority
  5.50% 9/1/30 ......................................  1,000,000      997,840
  5.80% 9/2/15 ......................................  1,125,000    1,159,099
Sacramento County Special Tax (Community
  Facilities District #1) 5.70% 12/1/20 .............    500,000      503,580
San Diego Redevelopment Agency
  6.40% 9/1/25 ......................................  1,000,000    1,068,050
San Francisco City & County Redevelopment
  Agency 6.125% 8/1/31 ..............................  1,000,000    1,019,280
Whittier Redevelopment Agency Tax Allocation
  (Whittier Boulevard) 5.75% 11/1/28 ................    500,000      501,885
                                                                   ----------
                                                                   12,236,627
                                                                   ----------
School District Revenue Bonds - 4.79%
Los Gatos Saratoga California Joint School
  District 5.25% 12/1/25 ............................  1,115,000    1,158,362
Tustin Unified School District 6.375% 9/1/35 ........  1,000,000    1,042,010
                                                                   ----------
                                                                    2,200,372
                                                                   ----------
Transportation Revenue Bonds - 3.34%
San Francisco Transportation District
  5.125% 7/1/36 (AMBAC) .............................  1,500,000    1,532,205
                                                                   ----------
                                                                    1,532,205
                                                                   ----------

                                                      Principal    Market
Delaware Tax-Free California Fund                     Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 2.78%
Los Angeles Department of Water & Power
  5.125% 7/1/41 (FGIC) ............................. $1,250,000  $ 1,274,975
                                                                 -----------
                                                                   1,274,975
                                                                 -----------
Total Municipal Bonds
  (cost $44,115,123) ...............................              45,256,360
                                                                 -----------
Total Market Value of Securities - 98.50%
  (cost $44,115,123) ...............................              45,256,360

Receivables and Other Assets
  Net of Liabilities - 1.50% .......................                 687,092
                                                                 -----------
Net Assets Applicable to 4,188,288 Shares
  Outstanding - 100.00% ............................             $45,943,452
                                                                 ===========
Net Asset Value - Delaware Tax-Free
  California Fund Class A
  ($24,924,500 / 2,275,182 Shares) .................                  $10.95
                                                                      ------
Net Asset Value - Delaware Tax-Free
  California Fund Class B
  ($14,791,519 / 1,345,385 Shares) .................                  $10.99
                                                                      ------
Net Asset Value - Delaware Tax-Free
  California Fund Class C
  ($6,227,433 / 567,721 Shares) ....................                  $10.97
                                                                      ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) .....................................  $46,169,899
Accumulated net realized loss on investments ..................   (1,367,684)
Net unrealized appreciation of investments ....................    1,141,237
                                                                 -----------
Total net assets ..............................................  $45,943,452
                                                                 ===========

-------------
*Zero coupon bond. The interest rate shown is the yield at the time of purchase.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Fund
Net asset value Class A (A) ...................................      $10.95
Sales charge (3.75% of offering price or 3.93%
  of amount invested per share) (B) ...........................        0.43
                                                                     ------
Offering price ................................................      $11.38
                                                                     ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE CALIFORNIA INSURED FUND
-----------------------------------------

                                                        Principal    Market
August 31, 2001                                         Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.00%
Airport Revenue Bonds - 6.33%
San Jose Airport Revenue Series A
  5.00% 3/1/31 (FGIC) ................................ $2,250,000   $2,271,173
                                                                    ----------
                                                                     2,271,173
                                                                    ----------
General Obligation Bonds - 3.07%
San Diego County
  5.75% 7/1/31 (MBIA) ................................  1,000,000    1,102,560
                                                                    ----------
                                                                     1,102,560
                                                                    ----------
Higher Education Revenue Bonds - 7.61%
California Educational Facilities Authority
  Revenue 5.75% 11/1/30 (MBIA) .......................  1,000,000    1,093,370
California State Los Angeles University Auxiliary
  Services 5.125% 6/1/33 (MBIA) ......................  1,600,000    1,635,616
                                                                    ----------
                                                                     2,728,986
                                                                    ----------
Hospital Revenue Bonds - 4.02%
Oakland Industrial Revenue (Harrison
  Foundation) Series B
  6.00% 1/1/29 (AMBAC) ...............................  1,300,000    1,442,272
                                                                    ----------
                                                                     1,442,272
                                                                    ----------
Housing Revenue Bonds - 36.21%
Abag Finance Authority of California
  (Nonprofit Corporations) Series A
  5.25% 4/1/31 (FNMA) ................................  1,000,000    1,009,660
California Housing Finance Agency
  Home Ownership & Home Improvement
  6.00% 8/1/20 (AMT/MBIA) ............................    720,000      762,300
  6.05% 8/1/16 (MBIA) ................................  1,000,000    1,060,290
California Statewide Communities Development
  Authority Special Tax
  5.50% 6/1/31 (AMT) .................................  1,710,000    1,766,704
  6.10% 12/20/35 (GNMA) ..............................  1,000,000    1,060,600
  6.85% 8/20/36 (GNMA) ...............................  1,000,000    1,117,340
California Statewide Communities Development
  Authority Special Tax (Vadis Apartments
  Project) 5.40% 8/1/31 (FNMA) .......................  2,000,000    2,044,539

                                                       Principal     Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Los Angeles Multifamily Housing
  5.40% 1/20/31 (GNMA) .............................. $1,000,000  $ 1,015,200
Santa Clara County Housing Authority
  5.85% 8/1/31 ......................................  1,000,000    1,008,400
Santa Clara County Housing Authority (John Burns
  Gardens Apartments) 6.00% 8/1/41 (LOC) ............  1,000,000    1,010,890
Ventura County Area Housing Authority
  Multifamily Housing Revenue (Glen Oaks
  Apartments) Series A
  6.35% 7/20/34 (GNMA) ..............................  1,045,000    1,134,421
                                                                   ----------
                                                                   12,990,344
                                                                   ----------
Leases/Certificates of Participation - 14.78%
Poway Redevelopment Agency Certificates of
  Participation 5.75% 6/15/33 (MBIA) ................  3,400,000    3,754,892
San Diego County Certificates of Participation
  (University of San Diego) 5.375% 10/1/41 ..........  1,500,000    1,548,015
                                                                   ----------
                                                                    5,302,907
                                                                   ----------
Other Revenue Bonds - 13.15%
La Quinta Redevelopment Agency Tax Allocation
  5.10% 9/1/31 (AMBAC) ..............................  2,000,000    2,047,840
Riverside County Redevelopment Agency
  5.25% 10/1/35 (AMBAC) .............................  1,590,000    1,648,464
San Francisco City & County Redevelopment
  Agency 6.125% 8/1/31 ..............................  1,000,000    1,019,280
                                                                   ----------
                                                                    4,715,584
                                                                   ----------
Transportation Revenue Bonds - 6.01%
Port of Oakland
  5.75% 11/1/29 (FGIC) ..............................  2,000,000    2,154,580
                                                                   ----------
                                                                    2,154,580
                                                                   ----------
Water & Sewer Revenue Bonds - 7.82%
Los Angeles Department of Water & Power
  5.125% 7/1/41 (FGIC) ..............................  2,750,000    2,804,945
                                                                   ----------
                                                                    2,804,945
                                                                   ----------
Total Municipal Bonds
  (cost $33,637,622) ................................              35,513,351
                                                                   ----------

Delaware Tax-Free California Insured Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 99.00%
  (cost $33,637,622) ............................................  $35,513,351

Receivables and Other Assets
  Net of Liabilities - 1.00% ....................................      359,920
                                                                   -----------
Net Assets Applicable to 3,222,516 Shares
  Outstanding - 100.00% .........................................  $35,873,271
                                                                   ===========
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class A
  ($28,045,092 / 2,519,335 Shares) ..............................       $11.13
                                                                        ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class B
  ($7,628,253 / 685,161 Shares) .................................       $11.13
                                                                        ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class C
  ($199,926 / 18,020 Shares) ....................................       $11.09
                                                                        ------

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ......................................  $33,573,131
Accumulated net realized gain on investments ...................      424,411
Net unrealized appreciation of investments .....................    1,875,729
                                                                  -----------
Total net assets ...............................................  $35,873,271
                                                                  ===========

--------------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
GNMA - Insured by Ginnie Mae
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Insured Fund
Net asset value Class A (A) ....................................       $11.13
Sales charge (3.75% of offering price, or 3.86%
  of amount invested per share) (B) ............................         0.43
                                                                       ------
Offering price .................................................       $11.56
                                                                       ======

--------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

DELAWARE TAX-FREE COLORADO FUND
-------------------------------

                                                       Principal    Market
August 31, 2001                                        Amount       Value
--------------------------------------------------------------------------------
 Municipal Bonds - 99.43%
 General Obligation Bonds - 17.97%
 Adams & Weld County School District
   5.125% 12/1/24 (MBIA) ............................ $2,990,000   $3,035,747
 Central Platte Valley Metropolitan District
   5.20% 12/1/17 (ACA) ..............................  7,695,000    7,699,386
 Concord Metropolitan District
   8.00% 12/1/19 ....................................  5,000,000    5,226,400
 Denver City & County School District #1
   5.00% 12/1/23 (FGIC) .............................  1,600,000    1,609,440
 Douglas County School District
   5.00% 12/15/21 (MBIA) ............................  1,750,000    1,767,413
 Foothills Park & Recreation District
   5.00% 12/1/20 (FSA) ..............................  3,000,000    3,034,590
 Galleria Metropolitan District
   7.25% 12/1/09 ....................................  1,130,000    1,196,975
 Interlocken Metropolitan District
   5.625% 12/15/16 (Asset Gty) ......................  1,250,000    1,335,700
   5.75% 12/15/12 (Asset Gty) .......................  1,985,000    2,192,591
 Lincoln Park Metropolitan District
   7.75% 12/1/26 ....................................  2,610,000    2,668,568
 Loveland Special Improvements District #1
   7.50% 7/1/29 .....................................  6,140,000    6,230,504
+Meridian Metropolitan District
   5.00% 12/1/31 (Asst Gty) ......................... 10,000,000    9,703,400
 Pitkin County School District (Aspen)
   5.00% 12/1/20 (FGIC) .............................  1,750,000    1,770,178
 Puerto Rico Commonwealth
   5.125% 7/1/30 (FSA) ..............................  3,000,000    3,072,450
 Silver Dollar Metropolitan District
   7.05% 12/1/30 ....................................  5,000,000    5,094,450
 Tri-Pointe Commercial Metropolitan District
   7.75% 12/1/19 ....................................  5,000,000    5,190,600
                                                                  -----------
                                                                   60,828,392
                                                                  -----------
 Higher Education Revenue Bonds - 6.36%
 Colorado Educational & Cultural Facilities
   Authority 5.00% 12/1/31 (AMBAC) ..................  1,590,000    1,586,184
 Colorado Educational & Cultural Facilities
   Authority (Regis University)
   5.00% 6/1/20 (AMBAC) .............................  3,465,000    3,503,392
 Colorado Educational & Cultural Facilities
   Authority (University of Northern Colorado
   Foundation) 5.125% 7/1/37 (MBIA) .................  7,500,000    7,541,475
 Colorado Educational & Cultural Facilities
   Authority Revenue (University of
   Denver Project) 5.375% 3/1/23 ....................  2,000,000    2,086,140
 Colorado Springs Revenue
   (Colorado College Project)
   5.375% 6/1/32 ....................................  5,570,000    5,780,156
 University of Colorado Parking Revenue
   5.375% 6/1/26 ....................................  1,000,000    1,040,720
                                                                  -----------
                                                                   21,538,067
                                                                  -----------

                                                      Principal     Market
                                                      Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Hospital Revenue Bonds - 15.59%
Boulder County Hospital Revenue Development
  (Long United Hospital)
  5.60% 12/1/27 (Asset Gty) ........................ $ 1,250,000  $ 1,272,338
  5.875% 12/1/20 ...................................   3,000,000    2,927,130
  6.00% 12/1/30 (Asset Gty) ........................   5,000,000    5,273,400
Colorado Health Facilites Authority (Rocky
  Mountain Adventist Healthcare)
  6.625% 2/1/13 ....................................  16,655,000   17,183,463
  6.625% 2/1/22 ....................................   3,770,000    3,860,216
Colorado Health Facilites Authority (Vail Valley
  Medical Center Revenue)
  6.60% 1/15/20 (ACA) ..............................   2,650,000    2,788,595
Colorado Health Facilities Authority (Baptist
  Home Association) Series A
  6.375% 8/15/24 ...................................   1,250,000      989,950
Colorado Health Facilities Authority
  (Covenant Retirement) 6.75% 12/1/25 ..............   4,150,000    4,397,506
Colorado Health Facilities Authority
  (National Benevolent Association) Series A
  6.90% 6/1/15 .....................................   1,085,000    1,123,246
Colorado Health Facilities Authority
  (National Benevolent Association) Series B
  5.25% 2/1/28 .....................................   2,000,000    1,771,040
Colorado Health Facilities Authority
  (Porter Place) Series A 6.00% 1/20/36 ............   5,000,000    5,359,400
Colorado Health Facilities Authority
  (Steamboat Springs Health)
  5.75% 9/15/22 ....................................   2,475,000    2,322,911
Colorado Health Facilities Authority
  (Vail Valley Medical Center)
  5.75% 1/15/22 ....................................     500,000      500,350
  5.80% 1/15/27 ....................................   1,000,000      999,920
Denver Health & Hospital Authority
  Healthcare Revenue 5.375% 12/1/28 (ACA) ..........   1,000,000    1,005,270
Denver Health & Hospital Authority
  Healthcare Revenue 6.00% 12/1/31 .................   1,000,000    1,009,570
                                                                   ----------
                                                                   52,784,305
                                                                   ----------
Housing Revenue Bonds - 14.10%
Adams County Housing Authority
  Mortgage Revenue (Aztec Villa
  Apartments Project) 5.85% 12/1/27 ................   1,825,000    1,876,721
Adams County Housing Authority Mortgage
  Revenue (Greenbriar Project) 6.75% 7/1/21 ........   1,730,000    1,798,733
Aurora Housing Authority Multifamily Revenue
  5.60% 7/1/19 .....................................   2,635,000    2,606,094
  5.70% 7/1/23 .....................................   1,535,000    1,520,494
Burlingame Multifamily Housing Revenue
  6.00% 11/1/29 (MBIA) .............................   1,250,000    1,312,775
Colorado Housing & Finance Authority
  6.15% 10/1/41 ....................................   1,590,000    1,673,078
  6.25% 10/1/26 (FHA) ..............................   8,530,000    8,974,924

                                                       Principal     Market
Delaware Tax-Free Colorado Fund                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Denver City & Multi-Family Housing Revenue,
  Federal Housing Authority (Insured Mortgage
  Loan - Garden Court) 5.40% 7/1/39 (FHA) ........... $2,000,000    $2,018,300
Eaglebend Affordable Housing Corporate
  (Multifamily Revenue Housing Project) Series A
  6.20% 7/1/12 ......................................  1,000,000     1,009,770
  6.40% 7/1/17 ......................................  1,000,000     1,001,110
  6.45% 7/1/21 ......................................  1,000,000       996,560
Englewood Multifamily (Marks Apartments)
  6.00% 12/15/18 ....................................  8,050,000     8,146,761
  6.65% 12/1/26 .....................................  5,700,000     5,880,804
Lake County Multifamily Revenue
  6.80% 10/20/35 (GNMA) .............................  1,955,000     2,193,451
Mountain Glen Housing Corporation Multifamily
  Revenue 6.80% 7/20/35 (GNMA/FHA) ..................  4,490,000     5,040,923
Pueblo County Single Family Mortgage
  Revenue Series 1994A
  7.05% 11/1/27 (GNMA/FNMA) .........................  1,605,000     1,686,502
                                                                    ----------
                                                                    47,737,000
                                                                    ----------
Leases/Certificates of Participation - 5.72%
Aurora Certificates of Participation
  5.50% 12/1/30 (AMBAC) .............................  8,000,000     8,398,480
Conejos & Alamosa Counties School District
  Region Certificates of Participation
  6.50% 4/1/11 ......................................  1,520,000     1,605,196
Greeley Building Authority Certificates of
  Participation 6.10% 8/15/16 .......................  2,600,000     2,732,704
Pueblo County Certificates of Participation
  6.50% 12/1/24 .....................................  5,460,000     5,610,041
University of Northern Colorado Certificates of
  Participation 5.00% 6/1/26 (AMBAC) ................  1,000,000     1,001,840
                                                                    ----------
                                                                    19,348,261
                                                                    ----------
Other Revenue Bonds - 21.38%
Aurora Golf Course Enterprise System Revenue
  (Saddle Rock Golf Course) 6.20% 2/1/15 ............  2,000,000     2,104,200
Colorado Educational & Cultural
  Facilities Authority
  5.25% 6/1/21 ......................................  2,000,000     2,023,420
  6.50% 7/15/12 .....................................  1,975,000     2,030,458
  6.50% 7/15/24 .....................................  5,145,000     5,051,464
  7.00% 11/1/29 .....................................  1,000,000     1,043,710
  7.75% 7/15/31 .....................................  2,150,000     2,227,701
Colorado Educational & Cultural Facilities
  Authority (Aspen Foundation Colorado)
  6.125% 7/1/12 .....................................    605,000       614,033
Colorado Educational & Cultural Facilities
  Authority (Charter School -
  Renaissance School Project) 6.75% 6/1/29 ..........  2,000,000     2,054,880
Colorado Educational & Cultural Facilities
  Authority (Lincoln Academy) 8.375% 3/1/26 .........  2,430,000     2,489,900

                                                       Principal      Market
                                                       Amount         Value
--------------------------------------------------------------------------------
 Municipal Bonds (continued)
 Other Revenue Bonds (continued)
 Colorado Educational & Cultural Facilities
   Authority Revenue (Aspen Foundation
   Colorado) 6.50% 7/1/24 ........................... $ 1,710,000   $ 1,678,912
   Colorado Post Secondary Education
   (Ocean Journey Project) 8.375% 12/1/26 ...........   8,000,000     8,044,720
 Colorado Springs
   5.00% 11/15/29 ...................................  10,000,000     9,946,800
 Denver Excise Tax Revenue (Colorado Convention
   Center) 5.00% 9/1/20 (FSA) .......................  10,000,000    10,124,500
 Lowry Economic Redevelopment Authority
   Revenue 7.80% 12/1/10 ............................  12,865,000    14,475,183
 Lowry Economic Redevelopment Authority
   Revenue Series A (Private Placement)
   7.30% 12/1/10 ....................................   1,295,000     1,427,802
 Pueblo Urban Renewal Authority Tax Increment
   Revenue 6.625% 12/1/19 ...........................   2,005,000     2,114,092
 South Suburban Park & Recreation District
   (Golf & Ice Arena Facility) 6.00% 11/1/15 ........   2,330,000     2,455,517
 Westminster Golf Course
   5.55% 12/1/23 (Asset Gty) ........................   1,000,000     1,043,660
+Westminster Sales & Use Tax Revenue
   5.00% 12/1/21 ....................................   1,385,000     1,386,551
                                                                    -----------
                                                                     72,337,503
                                                                    -----------
Power Authority Revenue Bonds - 0.65%
Puerto Rico Industrial Tourist Facilities
  Financing Authority 6.625% 6/1/26 .................   2,000,000     2,193,120
                                                                    -----------
                                                                      2,193,120
                                                                    -----------
Transportation Revenue Bonds - 15.62%
Denver City & County Airport
  5.00% 11/15/25 (FSA) ..............................   1,640,000     1,644,084
Denver City & County Airport Series E
  5.25% 11/15/23 (MBIA) .............................  16,000,000    16,411,520
E-470 Public Highway Authority
  *5.298% 9/1/30 (MBIA) .............................  10,000,000     2,156,900
  *5.30% 9/1/32 (MBIA) ..............................  10,000,000     1,930,400
  *5.30% 9/1/33 (MBIA) ..............................  45,760,000     8,369,046
  *5.36% 9/1/25 (MBIA) ..............................   9,700,000     2,757,613
   5.75% 9/1/35 (MBIA) ..............................   3,100,000     3,365,732
E-470 Public Highway Authority Series A
  5.00% 9/1/26 (MBIA) ...............................   1,000,000     1,001,630
Northwest Parkway Public Highway Authority
  5.25% 6/15/41 (FSA) ...............................  15,000,000    15,242,850
                                                                    -----------
                                                                     52,879,775
                                                                    -----------
Water & Sewer Revenue Bonds - 2.04%
Erie Water Enterprise Revenue 5.00%
  12/1/23 (ACA) .....................................   4,000,000     3,836,400
Ute Utility Water Conservancy District Water
  Revenue 5.75% 6/15/20 (MBIA) ......................   2,800,000     3,069,416
                                                                    -----------
                                                                      6,905,816
                                                                    -----------
Total Municipal Bonds
  (cost $321,477,890) ...............................               336,552,239
                                                                    -----------

                                                        Number       Market
Delaware Tax-Free Colorado Fund                         of Shares    Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.74%
Dreyfus Tax Exempt Cash
  Management Fund ...................................  2,504,326  $ 2,504,326
                                                                  -----------
Total Short-Term Investments
  (cost $2,504,326) .................................               2,504,326
                                                                  -----------
Total Market Value of Securities - 100.17%
  (cost $323,982,216) ...............................             339,056,565

Liabilities Net of Receivables and
  Other Assets - (0.17%) ............................                (559,108)
                                                                  -----------
Net Assets Applicable to 30,444,609
  Shares Outstanding - 100.00% ......................            $338,497,457
                                                                 ============
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class A
  ($318,550,003 / 28,651,582 Shares) ................                  $11.12
                                                                      ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class B
  ($14,330,356 / 1,288,361 Shares) ..................                  $11.12
                                                                       ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class C
  ($5,617,098 / 504,666 Shares) .....................                  $11.13
                                                                       ------

Components of Net Assets at August 31, 2001:
Shares of beneficial interest (unlimited
  authorization - no par) ......................................  $328,733,697
Accumulated net realized loss on investments ...................    (5,310,589)
Net unrealized appreciation of investments .....................    15,074,349
                                                                  ------------
Total net assets ...............................................  $338,497,457
                                                                  ============

-----------------
*Zero coupon bond. The interest rate shown is the yield at the time of purchase. +When-issued security.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
Asset Gty - Insured by the Asset Guaranty Insurance Company
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

-----------------
Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Colorado Fund
Net asset value Class A (A) ....................................        $11.12
Sales charge (3.75% of offering price, or 3.87%
  of amount invested per share) (B) ............................          0.43
                                                                        ------
Offering price .................................................        $11.55
                                                                        ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


                             See accompanying notes

Statements of Operations

                                                             Delaware     Delaware      Delaware     Delaware      Delaware
                                                             Tax-Free     Tax-Free      Tax-Free     Tax-Free      Tax-Free
                                                             Arizona       Arizona     California   California     Colorado
Year Ended August 31, 2001                                    Fund       Insured Fund    Fund      Insured Fund      Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest .................................................  $1,387,463   $8,307,739     $2,520,671   $1,729,808    $19,567,683
                                                            ----------   ----------     ----------   ----------    -----------
Expenses:
Management fees ..........................................     122,140      741,285        248,732      158,170      1,769,634
Dividend disbursing and transfer agent fees and
  expenses ...............................................      18,423      120,327         25,746       17,012        219,534
Distribution expense .....................................     115,640      434,466        258,677      133,838        929,162
Registration fees ........................................       2,100        4,562             --           --          1,878
Reports and statements to shareholders ...................       8,977       47,736         17,878        1,984        118,280
Accounting and administration ............................       9,462       63,456         19,408       10,983        138,386
Professional fees ........................................       1,939       27,313          6,913        2,693         76,612
Custodian fees and expenses ..............................       3,791       13,567          4,509        2,755         24,410
Trustees' fees ...........................................       1,150       10,700          1,950        2,557         18,800
Taxes (other than taxes on income) .......................          --          700            325         --            4,607
Other ....................................................       1,802       27,785          8,774        2,157         58,157
                                                            ----------   ----------     ----------   ----------    -----------
                                                               285,424    1,491,897        592,912      332,149      3,359,460
Less expenses absorbed or waived .........................     (57,685)     (27,421)      (219,428)          --        (34,593)
Less expenses paid indirectly ............................      (1,137)      (4,580)        (1,764)      (1,403)        (9,782)
                                                            ----------   ----------     ----------   ----------    -----------
Total expenses ...........................................     226,602    1,459,896        371,720      330,746      3,315,085
                                                            ----------   ----------     ----------   ----------    -----------

Net Investment Income ....................................   1,160,861    6,847,843      2,148,951    1,399,062     16,252,598
                                                            ----------   ----------     ----------   ----------    -----------
Net Realized and Unrealized Gain
  on Investments:
Net realized gain on investments ........................       44,851    3,152,297        363,403    1,150,019      4,032,765
Net change in unrealized appreciation/depreciation
  of investments ........................................      819,400    2,969,381      1,864,740      424,461     10,648,107
                                                            ----------   ----------     ----------   ----------    -----------
Net Realized and Unrealized Gain on Investments .........      864,251    6,121,678      2,228,143    1,574,480     14,680,872
                                                            ----------   ----------     ----------   ----------    -----------
Net Increase in Net Assets Resulting from
  Operations ............................................   $2,025,112  $12,969,521     $4,377,094   $2,973,542    $30,933,470
                                                            ==========  ===========     ==========   ==========    ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                                                         Delaware Tax-Free         Delaware Tax-Free
                                                                            Arizona Fund          Arizona Insured Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended                  Year Ended
                                                                       8/31/01       8/31/00        8/31/01        8/31/00
Increase (Decrease) in Net Assets
  from Operations:
Net investment income ............................................. $ 1,160,861   $ 1,190,010     $ 6,847,843     $ 7,583,321
Net realized gain (loss) on investments ...........................      44,851    (1,342,712)      3,152,297      (1,688,183)
Net change in unrealized appreciation/depreciation of investments .     819,400       624,003       2,969,381       1,805,686
                                                                    -------------------------    ----------------------------
Net increase in net assets resulting from operations ..............   2,025,112       471,301      12,969,521       7,700,824
                                                                    -------------------------    ----------------------------
Dividends and Distributions to Shareholders from:
Net investment income:
  Class A .........................................................    (776,346)     (854,975)     (6,514,574)     (7,269,966)
  Class B .........................................................    (293,596)     (248,840)       (284,025)       (257,283)
  Class C .........................................................     (90,919)      (86,195)        (49,244)        (56,072)
                                                                    -------------------------    ----------------------------
                                                                     (1,160,861)   (1,190,010)     (6,847,843)     (7,583,321)
                                                                    -------------------------    ----------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .........................................................   6,929,701     5,722,220       7,993,304       5,866,309
  Class B .........................................................   4,222,759       746,582       2,555,206       1,114,572
  Class C .........................................................   1,098,845       208,973       2,525,492         320,457

Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A .........................................................     408,452       464,390       2,934,017       3,141,155
  Class B .........................................................      99,253       100,832         145,668         134,508
  Class C .........................................................      70,089        60,818          32,874          43,405
                                                                    -------------------------    ----------------------------
                                                                     12,829,099     7,303,815      16,186,561      10,620,406
                                                                    -------------------------    ----------------------------
Cost of shares repurchased:
  Class A .........................................................  (2,935,681)  (10,365,411)    (17,369,041)    (33,430,183)
  Class B .........................................................    (812,181)   (1,749,909)       (795,388)       (714,763)
  Class C .........................................................    (487,087)     (305,596)       (721,992)       (423,190)
                                                                    -------------------------    ----------------------------
                                                                     (4,234,949)  (12,420,916)    (18,886,421)    (34,568,136)
                                                                    -------------------------    ----------------------------
Increase (decrease) in net assets derived
  from capital share transactions .................................   8,594,150    (5,117,101)     (2,699,860)    (23,947,730)
                                                                    -------------------------    ----------------------------

Net Increase (Decrease) in Net Assets .............................   9,458,401    (5,835,810)      3,421,818     (23,830,227)

Net Assets:
Beginning of period ...............................................  20,663,281    26,499,091     149,970,332     173,800,559
                                                                    -------------------------    ----------------------------
End of period ..................................................... $30,121,682   $20,663,281    $153,392,150    $149,970,332
                                                                    =========================    ============================

                             See accompanying notes


                                                                         Delaware Tax-Free         Delaware Tax-Free
                                                                          California Fund        California Insured Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended                  Year Ended
                                                                       8/31/01       8/31/00        8/31/01        8/31/00
Increase (Decrease) in Net Assets
  from Operations:
Net investment income .............................................  $2,148,951    $2,088,983      $1,399,062      $1,420,752
Net realized gain (loss) on investments ...........................     363,403    (1,546,839)      1,150,019        (528,420)
Net change in unrealized appreciation/depreciation of investments .   1,864,740     1,323,475         424,461       1,133,654
                                                                    -------------------------     ---------------------------
Net increase in net assets resulting from operations ..............   4,377,094     1,865,619       2,973,542       2,025,986
                                                                    -------------------------     ---------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A .........................................................  (1,310,386)   (1,262,693)     (1,118,848)     (1,127,677)
  Class B .........................................................    (648,630)     (623,432)       (263,166)       (273,068)
  Class C .........................................................    (190,595)     (202,578)        (17,048)        (20,007)
                                                                    -------------------------     ---------------------------
                                                                     (2,149,611)   (2,088,703)     (1,399,062)     (1,420,752)
                                                                    -------------------------     ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .........................................................   3,037,748     9,028,276       5,302,974       3,966,821
  Class B .........................................................   2,703,400     3,063,764       1,552,027         730,189
  Class C .........................................................   3,147,864       724,203         615,529           1,914

Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A .........................................................     752,687       817,953         459,517         446,507
  Class B .........................................................     230,609       231,708         111,273         110,731
  Class C .........................................................     105,307       133,502           3,614           4,636
                                                                    -------------------------     ---------------------------
                                                                      9,977,615    13,999,406       8,044,934       5,260,798
                                                                    -------------------------     ---------------------------
Cost of shares repurchased:
  Class A .........................................................  (4,928,459)   (9,518,846)     (2,811,288)     (6,054,532)
  Class B .........................................................  (3,319,509)   (2,437,781)       (804,907)     (1,114,561)
  Class C .........................................................  (1,435,409)   (1,720,135)       (885,965)       (162,489)
                                                                    -------------------------     ---------------------------
                                                                     (9,683,377)  (13,676,762)     (4,502,160)     (7,331,582)
                                                                    -------------------------     ---------------------------
Increase (decrease) in net assets derived
  from capital share transactions .................................     294,238       322,644       3,542,774      (2,070,784)
                                                                    -------------------------     ---------------------------

Net Increase (Decrease) in Net Assets .............................   2,521,721        99,560       5,117,254      (1,465,550)

Net Assets:
Beginning of period ...............................................  43,421,731    43,322,171      30,756,017      32,221,567
                                                                    -------------------------     ---------------------------
End of period ..................................................... $45,943,452   $43,421,731     $35,873,271     $30,756,017
                                                                    =========================     ===========================

                             See accompanying notes


                                                                                               Delaware Tax-Free
                                                                                                Colorado Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                                        8/31/01              8/31/00
Increase (Decrease) in Net Assets
  from Operations:
Net investment income ...........................................................     $16,252,598           $16,939,549
Net realized gain (loss) on investments .........................................       4,032,765            (8,433,502)
Net change in unrealized appreciation/depreciation of investments ...............      10,648,107             2,477,316
                                                                                     ----------------------------------
Net increase in net assets resulting from operations ............................      30,933,470            10,983,363
                                                                                     ----------------------------------

Dividends and Distributions to Shareholders from:
Net investment income:
  Class A .......................................................................     (15,482,396)          (16,143,193)
  Class B .......................................................................        (590,792)             (598,267)
  Class C .......................................................................        (179,410)             (198,089)
                                                                                     ----------------------------------
                                                                                      (16,252,598)          (16,939,549)
                                                                                     ----------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  Class A .......................................................................      25,123,058            19,934,266
  Class B .......................................................................       2,246,385             1,798,331
  Class C .......................................................................       2,396,156             1,229,615

Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A .......................................................................       9,828,565            10,169,104
  Class B .......................................................................         409,603               427,513
  Class C .......................................................................         132,584               153,885
                                                                                     ----------------------------------
                                                                                       40,136,351            33,712,714
                                                                                     ----------------------------------
Cost of shares repurchased:
  Class A .......................................................................     (34,667,563)          (58,213,012)
  Class B .......................................................................      (2,391,042)           (2,109,558)
  Class C .......................................................................      (1,364,662)           (1,376,438)
                                                                                     ----------------------------------
                                                                                      (38,423,267)          (61,699,008)
                                                                                     ----------------------------------
Increase (decrease) in net assets derived
  from capital share transactions ...............................................       1,713,084           (27,986,294)
                                                                                     ----------------------------------
Net Increase (Decrease) in Net Assets ...........................................      16,393,956           (33,942,480)

Net Assets:
Beginning of period .............................................................     322,103,501           356,045,981
                                                                                     ----------------------------------
End of period ...................................................................    $338,497,457          $322,103,501
                                                                                     ==================================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Arizona Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.250     $10.450    $11.210     $11.140     $10.700      $10.750

Income (loss) from investment operations:
  Net investment income ....................................   0.572       0.555      0.538       0.376       0.589        0.580
  Net realized and unrealized gain (loss) on investments ...   0.370      (0.200)    (0.645)      0.170       0.455       (0.010)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.942       0.355     (0.107)      0.546       1.044        0.570
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.572)     (0.555)    (0.538)     (0.376)     (0.589)      (0.580)
  Net realized gain on investments .........................      --          --     (0.115)     (0.100)     (0.015)      (0.040)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.572)     (0.555)    (0.653)     (0.476)     (0.604)      (0.620)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $10.620     $10.250    $10.450     $11.210     $11.140      $10.700
                                                             ===================================================================

Total return(2) ............................................   9.48%       3.68%     (1.09%)      4.99%      10.07%        5.48%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $18,809     $13,873    $18,586     $12,177     $10,916       $9,755
  Ratio of expenses to average net assets ..................   0.75%       0.75%      0.60%       0.49%       0.48%        0.46%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.01%       1.06%      1.10%       1.07%       1.08%        1.25%
  Ratio of net investment income to average net assets .....   5.50%       5.53%      4.88%       5.03%       5.42%        5.43%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   5.24%       5.22%      4.38%       4.45%       4.82%        4.64%
  Portfolio turnover .......................................    108%        115%        68%         96%         39%          70%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Arizona Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.240     $10.450    $11.200     $11.140     $10.690      $10.740

Income (loss) from investment operations:
  Net investment income ....................................   0.495       0.481      0.456       0.319       0.502        0.510
  Net realized and unrealized gain (loss) on investments ...   0.380      (0.210)    (0.635)      0.160       0.469       (0.010)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.875       0.271     (0.179)      0.479       0.971        0.500
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.495)     (0.481)    (0.456)     (0.319)     (0.506)      (0.510)
  Net realized gain on investments .........................      --          --     (0.115)     (0.100)     (0.015)      (0.040)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.495)     (0.481)    (0.571)     (0.419)     (0.521)      (0.550)
                                                             -------------------------------------------------------------------
Net asset value, end of period ............................. $10.620     $10.240    $10.450     $11.200     $11.140      $10.690
                                                             ===================================================================

Total return(2) ............................................   8.78%       2.82%     (1.74%)      4.38%       9.34%        4.84%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $8,681      $4,911     $5,956      $4,952      $3,711       $3,491
  Ratio of expenses to average net assets ..................   1.50%       1.50%      1.35%       1.23%       1.22%        1.11%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.76%       1.81%      1.85%       1.81%       1.82%        2.00%
  Ratio of net investment income to average net assets .....   4.75%       4.78%      4.13%       4.29%       4.68%        4.77%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.49%       4.47%      3.63%       3.71%       4.08%        3.88%
  Portfolio turnover .......................................    108%        115%        68%         96%         39%          70%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                  Delaware Tax-Free Arizona Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.270     $10.470    $11.230     $11.160     $10.710      $10.760

Income (loss) from investment operations:
  Net investment income ....................................   0.492       0.478      0.456       0.313       0.534        0.500
  Net realized and unrealized gain (loss) on investments ...   0.370      (0.200)    (0.645)      0.176       0.437       (0.010)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.862       0.278     (0.189)      0.489       0.971        0.490
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.492)     (0.478)    (0.456)     (0.319)     (0.506)      (0.500)
  Net realized gain on investments .........................      --          --     (0.115)     (0.100)     (0.015)      (0.040)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.492)     (0.478)    (0.571)     (0.419)     (0.521)      (0.540)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $10.640     $10.270    $10.470     $11.230     $11.160      $10.710
                                                             ===================================================================

Total return(2) ............................................   8.62%       2.88%     (1.82%)      4.46%       9.32%        4.70%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $2,632      $1,880     $1,957        $632        $332          $23
  Ratio of expenses to average net assets ..................   1.50%       1.50%      1.35%       1.23%       1.23%        1.21%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.76%       1.81%      1.85%       1.81%       1.83%        2.00%
  Ratio of net investment income to average net assets .....   4.75%       4.78%      4.13%       4.29%       4.67%        4.68%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.49%       4.47%      3.63%       3.71%       4.07%        3.89%
  Portfolio turnover .......................................    108%        115%        68%         96%         39%          70%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Arizona Insured Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $11.040     $10.990    $11.550     $11.470     $11.060      $11.150

Income (loss) from investment operations:
  Net investment income ....................................   0.521       0.525      0.528       0.358       0.548        0.530
  Net realized and unrealized gain (loss) on investments ...   0.460       0.050     (0.560)      0.080       0.416       (0.090)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.981       0.575     (0.032)      0.438       0.964        0.440
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.521)     (0.525)    (0.528)     (0.358)     (0.554)      (0.530)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.521)     (0.525)    (0.528)     (0.358)     (0.554)      (0.530)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.500     $11.040    $10.990     $11.550     $11.470      $11.060
                                                             ===================================================================

Total return(2) ............................................   9.12%       5.47%     (0.36%)      3.88%       8.96%        4.09%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................$141,298    $142,018   $166,368    $179,306    $186,485     $209,258
  Ratio of expenses to average net assets ..................   0.95%       0.95%      0.91%       0.84%       0.84%        0.82%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   0.97%       0.98%      0.91%       0.91%       0.89%        0.95%
  Ratio of net investment income to average net assets .....   4.65%       4.88%      4.60%       4.68%       4.92%        4.89%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.63%       4.85%      4.60%       4.61%       4.87%        4.76%
  Portfolio turnover .......................................     45%         50%        29%         21%         42%          42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.
                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Arizona Insured Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $11.040     $10.990    $11.550     $11.460     $11.050      $11.140

Income (loss) from investment operations:
  Net investment income ....................................   0.437       0.444      0.441       0.300       0.455        0.450
  Net realized and unrealized gain (loss) on investments ...   0.460       0.050     (0.560)      0.091       0.414       (0.090)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.897       0.494     (0.119)      0.391       0.869        0.360
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.437)     (0.444)    (0.441)     (0.301)     (0.459)      (0.450)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.437)     (0.444)    (0.441)     (0.301)     (0.459)      (0.450)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.500      $11.040   $10.990     $11.550     $11.460      $11.050
                                                             ===================================================================

Total return(2) ............................................   8.31%       4.68%     (1.11%)      3.46%       8.06%        3.32%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $8,864      $6,630     $6,059      $4,782      $3,657       $3,110
  Ratio of expenses to average net assets ..................   1.70%       1.70%      1.66%       1.59%       1.65%        1.59%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.72%       1.73%      1.66%       1.66%       1.70%        1.70%
  Ratio of net investment income to average net assets .....   3.90%       4.13%      3.85%       3.93%       4.11%        4.11%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.88%       4.10%      3.85%       3.86%       4.06%        4.00%
  Portfolio turnover .......................................     45%         50%        29%         21%         42%          42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
34

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                Delaware Tax-Free Arizona Insured Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $11.040     $10.990    $11.560     $11.470      $11.060     $11.150

Income (loss) from investment operations:
  Net investment income ....................................   0.438       0.444      0.441       0.301        0.456       0.430
  Net realized and unrealized gain (loss) on investments ...   0.480       0.050     (0.570)      0.090        0.414      (0.090)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.918       0.494     (0.129)      0.391        0.870       0.340
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.438)     (0.444)    (0.441)     (0.301)      (0.460)     (0.430)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.438)     (0.444)    (0.441)     (0.301)      (0.460)     (0.430)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.520     $11.040    $10.990     $11.560      $11.470     $11.060
                                                             ===================================================================

Total return(2) ............................................   8.50%       4.68%     (1.20%)      3.46%        8.05%       3.18%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $3,230      $1,322     $1,373        $627         $675        $554
  Ratio of expenses to average net assets ..................   1.70%       1.70%      1.66%       1.59%        1.65%       1.70%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.72%       1.73%      1.66%       1.66%        1.70%       1.70%
  Ratio of net investment income to average net assets .....   3.90%       4.13%      3.85%       3.93%        4.11%       4.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.88%       4.10%      3.85%       3.86%        4.06%       4.01%
  Portfolio turnover .......................................     45%         50%        29%         21%          42%         42%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free California Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.430     $10.490    $11.220     $11.050      $10.430     $10.640
Income (loss) from investment operations:
  Net investment income ....................................   0.538       0.547      0.556       0.387        0.590       0.600
  Net realized and unrealized gain (loss) on investments ...   0.520      (0.060)    (0.709)      0.163        0.665      (0.180)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   1.058       0.487     (0.153)      0.550        1.255       0.420
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.538)     (0.547)    (0.554)     (0.380)      (0.595)     (0.600)
  Net realized gain on investments .........................      --          --     (0.023)         --       (0.040)     (0.030)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.538)     (0.547)    (0.577)     (0.380)      (0.635)     (0.630)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $10.950     $10.430    $10.490     $11.220      $11.050     $10.430
                                                             ===================================================================

Total return(2) ............................................  10.43%       5.00%     (1.53%)      5.07%       12.43%       4.21%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $24,925     $24,794    $24,515     $11,600       $4,385      $1,218
  Ratio of expenses to average net assets ..................   0.50%       0.50%      0.33%       0.22%        0.13%       0.27%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   0.99%       1.04%      0.97%       1.07%        1.19%        1.25%
  Ratio of net investment income to average net assets .....   5.07%       5.46%      4.95%       5.00%        5.32%       5.71%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.58%       4.92%      4.31%       4.15%        4.26%       4.73%
  Portfolio turnover .......................................    130%         82%       123%         62%          17%          8%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
36

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free California Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.460     $10.520    $11.260     $11.080      $10.440     $10.650
Income (loss) from investment operations:
  Net investment income ....................................   0.459       0.473      0.470       0.319        0.520       0.560
  Net realized and unrealized gain (loss) on investments ...   0.530      (0.060)    (0.717)      0.186        0.688      (0.180)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.989       0.413     (0.247)      0.505        1.208       0.380
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.459)     (0.473)    (0.470)     (0.325)      (0.528)     (0.560)
  Net realized gain on investments .........................      --          --     (0.023)         --       (0.040)     (0.030)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.459)     (0.473)    (0.493)     (0.325)      (0.568)     (0.590)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $10.990     $10.460    $10.520     $11.260      $11.080     $10.440
                                                             ===================================================================

Total return(2) ............................................   9.58%       4.31%     (2.35%)      4.62%       11.91%       3.77%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $14,792     $14,449    $13,676      $8,962       $5,576        $660
  Ratio of expenses to average net assets ..................   1.25%       1.25%      1.08%       0.97%        0.80%       0.50%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.74%       1.79%      1.72%       1.82%        1.86%       2.00%
  Ratio of net investment income to average net assets .....   4.32%       4.71%      4.20%       4.27%        4.65%       5.34%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.83%       4.17%      3.56%       3.42%        3.59%       3.84%
  Portfolio turnover .......................................    130%         82%       123%         62%          17%          8%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                 Delaware Tax-Free California Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight                Period from
                                                                                                Months       Year      4/9/96(2)
                                                                       Year Ended               Ended       Ended         to
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(4)  12/31/96
Net asset value, beginning of period ....................... $10.440     $10.500    $11.230     $11.050      $10.420     $10.070

Income (loss) from investment operations:
  Net investment income ....................................   0.459       0.472      0.470       0.335        0.487       0.370
  Net realized and unrealized gain (loss) on investments ...   0.530      (0.060)    (0.707)      0.170        0.696       0.380
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.989       0.412     (0.237)      0.505        1.183       0.750
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
  Net investment income ....................................  (0.459)     (0.472)    (0.470)     (0.325)      (0.513)     (0.370)
  Net realized gain on investments .........................      --          --     (0.023)         --       (0.040)     (0.030)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.459)     (0.472)    (0.493)     (0.325)      (0.553)     (0.400)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $10.970     $10.440    $10.500     $11.230      $11.050     $10.420
                                                             ===================================================================

Total return(2) ............................................   9.70%       4.22%     (2.26%)      4.64%       11.69%       7.58%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $6,227      $4,179     $5,132        $774         $109         $94
  Ratio of expenses to average net assets ..................   1.25%       1.25%      1.08%       0.97%        0.87%       0.78%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.74%       1.79%      1.72%       1.82%        1.93%       2.00%
  Ratio of net investment income to average net assets .....   4.32%       4.71%      4.20%       4.27%        4.58%       5.13%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.83%       4.17%      3.56%       3.42%        3.52%       3.91%
  Portfolio turnover .......................................    130%         82%       123%         62%          17%          8%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(4) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
38

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free California Insured Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period .......................$10.640      $10.430    $11.130     $10.980      $10.500     $10.650

Income (loss) from investment operations:
  Net investment income ....................................  0.496        0.500      0.497       0.345        0.513       0.520
  Net realized and unrealized gain (loss) on investments ...  0.490        0.210     (0.700)      0.150        0.486      (0.150)
                                                            --------------------------------------------------------------------
  Total from investment operations .........................  0.986        0.710     (0.203)      0.495        0.999       0.370
                                                            --------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income .................................... (0.496)      (0.500)    (0.497)     (0.345)      (0.519)     (0.520)
                                                            --------------------------------------------------------------------
  Total dividends and distributions ........................ (0.496)      (0.500)    (0.497)     (0.345)      (0.519)     (0.520)
                                                            --------------------------------------------------------------------

Net asset value, end of period .............................$11.130      $10.640    $10.430     $11.130      $10.980     $10.500
                                                            ====================================================================

Total return(2) ............................................  9.51%        7.10%     (1.97%)      4.58%        9.78%       3.63%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................$28,045      $23,877    $25,042     $28,577      $26,923     $30,551
  Ratio of expenses to average net assets ..................  0.87%        1.00%      0.99%       0.94%        0.99%       0.82%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................  0.87%        1.09%      1.10%       0.94%        1.02%       1.01%
  Ratio of net investment income to average net assets .....  4.59%        4.87%      4.51%       4.69%        4.85%       5.05%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....  4.59%        4.78%      4.40%       4.69%        4.82%       4.86%
  Portfolio turnover .......................................   162%          91%       114%         44%          63%         55%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
                                                                              39

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free California Insured Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.640     $10.430    $11.130     $10.990      $10.500     $10.650

Income (loss) from investment operations:
  Net investment income ....................................   0.415       0.423      0.414       0.290        0.457       0.480
  Net realized and unrealized gain (loss) on investments ...   0.490       0.210     (0.700)      0.140        0.495      (0.150)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.905       0.633     (0.286)      0.430        0.952       0.330
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.415)     (0.423)    (0.414)     (0.290)      (0.462)     (0.480)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.415)     (0.423)    (0.414)     (0.290)      (0.462)     (0.480)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.130     $10.640    $10.430     $11.130      $10.990     $10.500
                                                             ===================================================================

Total return(2) ............................................   8.70%       6.30%     (2.70%)      3.96%        9.29%       3.22%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $7,628      $6,440     $6,588      $6,588       $6,629      $6,717
  Ratio of expenses to average net assets ..................   1.62%       1.75%      1.74%       1.69%        1.53%       1.21%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.62%       1.84%      1.85%       1.69%        1.56%       1.76%
  Ratio of net investment income to average net assets .....   3.84%       4.12%      3.76%       3.94%        4.31%       4.64%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.84%       4.03%      3.65%       3.94%        4.28%       4.09%
  Portfolio turnover .......................................    162%         91%       114%         44%          63%         55%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                              Delaware Tax-Free California Insured Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.600     $10.390    $11.090     $10.940      $10.460     $10.650
Income (loss) from investment operations:
  Net investment income ....................................   0.417       0.423      0.414       0.289        0.485       0.440
  Net realized and unrealized gain (loss) on investments ...   0.490       0.210     (0.700)      0.151        0.432      (0.190)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.907       0.633     (0.286)      0.440        0.917       0.250
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.417)     (0.423)    (0.414)     (0.290)      (0.437)     (0.440)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.417)     (0.423)    (0.414)     (0.290)      (0.437)     (0.440)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.090     $10.600    $10.390     $11.090      $10.940     $10.460
                                                             ===================================================================

Total return(2) ............................................   8.75%       6.32%     (2.70%)      4.08%        8.98%       2.47%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................    $200        $439       $592        $461         $476         $55
  Ratio of expenses to average net assets ..................   1.62%       1.75%      1.74%       1.69%        1.71%       1.58%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.62%       1.84%      1.85%       1.69%        1.74%       1.77%
  Ratio of net investment income to average net assets .....   3.84%       4.12%      3.76%       3.94%        4.13%       4.02%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   3.84%       4.03%      3.65%       3.94%        4.10%       3.83%
  Portfolio turnover .......................................    162%         91%       114%         44%          63%         55%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Colorado Fund Class A
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.630     $10.780    $11.510     $11.380      $10.780     $10.900
Income (loss) from investment operations:
  Net investment income ....................................   0.549       0.543      0.552       0.376        0.574       0.560
  Net realized and unrealized gain (loss) on investments ...   0.490      (0.150)    (0.730)      0.130        0.618      (0.130)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   1.039       0.393     (0.178)      0.506        1.192       0.430
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.549)     (0.543)    (0.552)     (0.376)      (0.592)     (0.550)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.549)     (0.543)    (0.552)     (0.376)      (0.592)     (0.550)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.120     $10.630    $10.780     $11.510      $11.380     $10.780
                                                             ===================================================================

Total return(2) ............................................  10.05%       3.89%     (1.69%)      4.51%       11.40%       4.08%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................$318,550    $304,409   $338,184    $357,127     $357,993    $358,328
  Ratio of expenses to average net assets ..................   1.00%       1.00%      0.91%       0.83%        0.81%       0.78%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.00%       1.04%      0.91%       0.92%        0.86%       0.91%
  Ratio of net investment income to average net assets .....   5.09%       5.22%      4.86%       4.93%        5.25%       5.27%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   5.09%       5.18%      4.86%       4.84%        5.20%       5.14%
  Portfolio turnover .......................................     64%         53%        55%         36%          54%         40%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
42

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Colorado Fund Class B
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.630     $10.790    $11.510    $11.380      $10.780      $10.900
Income (loss) from investment operations:
  Net investment income ....................................   0.468       0.463      0.466      0.319        0.483        0.470
  Net realized and unrealized gain (loss) on investments ...   0.490      (0.160)    (0.719)     0.130        0.616       (0.130)
                                                             -------------------------------------------------------------------
  Total from investment operations .........................   0.958       0.303     (0.253)     0.449        1.099        0.340
                                                             -------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.468)     (0.463)    (0.467)    (0.319)      (0.499)      (0.460)
                                                             -------------------------------------------------------------------
  Total dividends and distributions ........................  (0.468)     (0.463)    (0.467)    (0.319)      (0.499)      (0.460)
                                                             -------------------------------------------------------------------

Net asset value, end of period ............................. $11.120     $10.630    $10.790    $11.510      $11.380      $10.780
                                                             ===================================================================

Total return(2) ............................................   9.24%       3.00%     (2.34%)     3.99%       10.47%        3.25%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $14,330     $13,441    $13,530    $10,726       $7,798       $4,172
  Ratio of expenses to average net assets ..................   1.75%       1.75%      1.66%      1.58%        1.62%        1.58%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.75%       1.79%      1.66%      1.67%        1.67%        1.65%
  Ratio of net investment income to average net assets .....   4.34%       4.47%      4.11%      4.18%        4.44%        4.45%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.34%       4.43%      4.11%      4.09%        4.39%        4.38%
  Portfolio turnover .......................................     64%         53%        55%        36%          54%          40%

------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Colorado Fund Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Eight
                                                                                                Months
                                                                       Year Ended               Ended          Year Ended
                                                             8/31/01     8/31/00    8/31/99   8/31/98(1)  12/31/97(3)   12/31/96
Net asset value, beginning of period ....................... $10.640     $10.790    $11.520    $11.380      $10.780     $10.900
Income (loss) from investment operations:
  Net investment income ....................................   0.468       0.465      0.463      0.319        0.484       0.460
  Net realized and unrealized gain (loss) on investments ...   0.490      (0.150)    (0.726)     0.140        0.615      (0.130)
                                                             ------------------------------------------------------------------
  Total from investment operations .........................   0.958       0.315     (0.263)     0.459        1.099       0.330
                                                             ------------------------------------------------------------------
Less dividends and distributions from:
  Net investment income ....................................  (0.468)     (0.465)    (0.467)    (0.319)      (0.499)     (0.450)
                                                             ------------------------------------------------------------------
  Total dividends and distributions ........................  (0.468)     (0.465)    (0.467)    (0.319)      (0.499)     (0.450)
                                                             ------------------------------------------------------------------

Net asset value, end of period ............................. $11.130     $10.640    $10.790    $11.520      $11.380     $10.780
                                                             ==================================================================

Total return(2) ............................................   9.23%       3.11%     (2.42%)     4.08%       10.47%       3.17%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $5,617      $4,254     $4,332     $2,068       $1,697      $1,522
  Ratio of expenses to average net assets ..................   1.75%       1.75%      1.66%      1.58%        1.64%       1.66%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................   1.75%       1.79%      1.66%      1.67%        1.69%       1.66%
  Ratio of net investment income to average net assets .....   4.34%       4.47%      4.11%      4.18%        4.42%       4.40%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....   4.34%       4.43%      4.11%      4.09%        4.37%       4.40%
  Portfolio turnover .......................................     64%         53%        55%        36%          54%         40%

------------

(1) Ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.
(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

                             See accompanying notes
44

Notes to Financial Statements

August 31, 2001
--------------------------------------------------------------------------------
Voyageur Mutual Funds is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Minnesota Insured Fund. Voyageur Investment Trust is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and related footnotes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (each "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discounts at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on the Funds' distributions, which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees.

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2001 were as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
Commission reimbursements .........      $511            $3,413          $1,041             $728            $7,407
Earnings credits ..................       626             1,167             723              675             2,375

2. Investment Management, Administration Agreements and Other Transactions with Affiliates In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
On the first $500 million ........      0.550%          0.500%            0.550%            0.500%          0.550%
On the next $500 million .........      0.500%          0.475%            0.500%            0.475%          0.500%
On the next $1.5 billion .........      0.450%          0.450%            0.450%            0.450%          0.450%
On the next $2.5 billion .........      0.425%          0.425%            0.425%            0.425%          0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2002 as shown below.

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
Operating expense limitation
  as a percentage of average
  daily net assets (per annum).....      0.50%           0.70%            0.25%             0.75%           0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the year ended August 31, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
                                       $15,782         $27,573           $8,139            $3,923          $45,997

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued) At August 31, 2001, each Fund had liabilities payable to affiliates as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
Investment management fees
  payable to DMC .................      $13,044        $19,352           $21,795           $10,011         $81,657
Dividend disbursing, transfer agent
  fees, accounting and other
  expenses payable to DSC ........        2,126         11,326             3,348             2,481          25,165
Other expenses payable to DMC
  and affiliates .................        1,323          8,611             2,321             1,553          15,821

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and/or trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
Purchases ........................   $33,242,520     $65,570,497       $58,671,746      $55,060,388     $209,100,544
Sales ............................    24,141,119      68,493,981        58,425,486       51,617,823      205,097,351

At August 31, 2001, the costs of investments for federal income tax purposes and unrealized appreciation (depreciation) for each Fund were as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
                                     Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
                                     ------------    ------------    ---------------    ------------    -------------
Cost of investments................   $28,760,167    $142,900,325      $44,115,123      $33,637,622     $324,025,343
                                      ===========    ============      ===========      ===========     ============
Aggregate unrealized appreciation..   $   980,477    $  8,886,991      $ 1,308,924      $ 1,875,729     $ 15,880,865
Aggregate unrealized depreciation..      (166,748)             --         (167,687)              --         (849,643)
                                      -----------    ------------      -----------      -----------     ------------
Net unrealized appreciation
  (depreciation)...................   $   813,729    $  8,886,991      $ 1,141,237      $ 1,875,729     $ 15,031,222
                                      ===========    ============      ===========      ===========     ============


For federal income tax purposes, the Funds had accumulated capital losses as of August 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                       Delaware                           Delaware
                                       Delaware        Tax-Free          Delaware         Tax-Free        Delaware
                                       Tax-Free        Arizona           Tax-Free        California       Tax-Free
Year of Expiration                   Arizona Fund    Insured Fund    California Fund    Insured Fund    Colorado Fund
------------------                   ------------    ------------    ---------------    ------------    -------------
2003 ............................     $       --       $    --         $       --       $     --        $   48,864
2004 ............................             --            --                 --             --           832,567
2008 ............................        245,089        51,184            338,639             --         1,340,059
2009 ............................      1,115,326            --            988,927             --         3,045,974
                                      ----------       -------         ----------       --------        ----------
Total ...........................     $1,360,415       $51,184         $1,327,566             --        $5,267,464
                                      ==========       =======         ==========       ========        ==========

--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:

                                                  Delaware Tax-Free                  Delaware Tax-Free
                                                    Arizona Fund                   Arizona Insured Fund
                                                -----------------------           ------------------------
                                                     Year Ended                         Year Ended
                                                8/31/01         8/31/00           8/31/01          8/31/00
Shares sold:
Class A ..................................      663,024         571,748           713,809          544,323
Class B ..................................      407,426          74,510           227,682          103,352
Class C ..................................      104,476          20,825           221,642           30,072

Shares issued upon reinvestment of
  dividends and distributions:
Class A ..................................       39,476          46,388           262,071          292,070
Class B ..................................        9,591          10,083            13,001           12,506
Class C ..................................        6,756           6,072             2,935            4,035
                                              ---------      ----------        ----------       ----------
                                              1,230,749         729,626         1,441,140          986,358
                                              ---------      ----------        ----------       ----------

Shares repurchased:
Class A ..................................     (285,683)     (1,042,053)       (1,556,564)      (3,112,680)
Class B ..................................      (78,921)       (175,018)          (70,739)         (66,828)
Class C ..................................      (47,052)        (30,684)          (63,792)         (39,302)
                                              ---------      ----------        ----------       ----------
                                               (411,656)     (1,247,755)       (1,691,095)      (3,218,810)
                                              ---------      ----------        ----------       ----------
Net increase (decrease) ..................      819,093        (518,129)         (249,955)      (2,232,452)
                                              =========      ==========        ==========       ==========


                                                  Delaware Tax-Free                 Delaware Tax-Free
                                                   California Fund               California Insured Fund
                                              -------------------------         --------------------------
                                                     Year Ended                        Year Ended
                                                8/31/01         8/31/00           8/31/01          8/31/00
Shares sold:
Class A ..................................      287,703         908,359           493,717          389,603
Class B ..................................      253,920         302,707           144,437           71,114
Class C ..................................      293,375          72,260            58,076              184

Shares issued upon reinvestment of
  dividends and distributions:
Class A ..................................       70,953          81,604            42,594           43,544
Class B ..................................       21,658          23,059            10,321           10,794
Class C ..................................        9,893          13,324               337              454
                                              ---------      ----------        ----------       ----------
                                                937,502       1,401,313           749,482          515,693
                                              ---------      ----------        ----------       ----------

Shares repurchased:
Class A ..................................     (460,737)       (950,088)         (260,705)        (591,059)
Class B ..................................     (310,929)       (244,931)          (74,653)        (108,561)
Class C ..................................     (135,820)       (174,116)          (81,837)         (16,137)
                                              ---------      ----------        ----------       ----------
                                               (907,486)     (1,369,135)         (417,195)        (715,757)
                                              ---------      ----------        ----------       ----------
Net increase (decrease) ..................       30,016          32,178           332,287         (200,064)
                                              =========      ==========        ==========       ==========

--------------------------------------------------------------------------------
4. Capital Shares (continued)

                                                  Delaware Tax-Free
                                                    Colorado Fund
                                              -------------------------
                                                     Year Ended
                                               8/31/01         8/31/00

Shares sold:
Class A .................................     2,324,220       1,908,179
Class B .................................       208,055         171,990
Class C .................................       219,563         116,757

Shares issued upon reinvestment of
  dividends and distributions:
Class A .................................       911,804         979,140
Class B .................................        37,983          41,166
Class C .................................        12,286          14,818
                                             ----------      ----------
                                              3,713,911       3,232,050
                                             ----------      ----------

Shares repurchased:
Class A .................................    (3,223,156)     (5,610,279)
Class B .................................      (221,617)       (203,526)
Class C .................................      (127,025)       (133,099)
                                             ----------      ----------
                                             (3,571,798)     (5,946,904)
                                             ----------      ----------
Net increase (decrease) .................       142,113      (2,714,854)
                                             ==========      ==========

5. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2001 or at any time during the fiscal year.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

--------------------------------------------------------------------------------
7. Tax Information (Unaudited)

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2001, each Fund designates dividends and distributions paid during the year as follows:

                                                        (A)                 (B)                (C)
                                                 Long-Term Capital    Ordinary Income       Tax-Exempt          Total
                                                Gains Distributions    Distributions       Distributions    Distributions
                                                    (Tax Basis)         (Tax Basis)         (Tax Basis)      (Tax Basis)
                                                -------------------   ---------------      -------------    -------------
Delaware Tax-Free Arizona Fund ...............            --                 --                100%             100%
Delaware Tax-Free Arizona Insured Fund .......            --                 --                100%             100%
Delaware Tax-Free California Fund ............            --                 --                100%             100%
Delaware Tax-Free California Insured Fund ....            --                 --                100%             100%
Delaware Tax-Free Colorado Fund ..............            --                 --                100%             100%

(A), (B) and (C) are based on a percentage of each of the Funds' total distributions.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds -- Delaware Tax-Free Arizona Fund
Voyageur Insured Funds -- Delaware Tax-Free Arizona Insured Fund
Voyageur Mutual Funds -- Delaware Tax-Free California Fund
Voyageur Investment Trust -- Delaware Tax-Free California Insured Fund
Voyageur Mutual Funds II -- Delaware Tax-Free Colorado Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Funds") as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 5, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Growth of Capital
  o Technology and Innovation Fund
  o American Services Fund
  o Select Growth Fund
  o Trend Fund
  o Growth Opportunities Fund
  o Small Cap Growth Fund
  o Small Cap Value Fund
  o U.S. Growth Fund
  o Social Awareness Fund
  o Core Equity Fund**

Total Return
  o Devon Fund
  o Growth and Income Fund
  o Decatur Equity Income Fund
  o REIT Fund
  o Balanced Fund

International and Global
  o Emerging Markets Fund
  o International Value Equity Fund***
  o International Small Cap Value Fund

Current Income
  o Delchester Fund
  o High-Yield Opportunities Fund
  o Strategic Income Fund
  o Corporate Bond Fund
  o Extended Duration Bond Fund
  o American Government Bond Fund
  o Limited-Term Government Fund

Tax-Exempt Income
  o National High-Yield
     Municipal Bond Fund
  o Tax-Free USA Fund
  o Tax-Free Insured Fund
  o Tax-Free USA Intermediate Fund
  o State Tax-Free Funds*

Stability of Principal
  o Cash Reserve Fund
  o Tax-Free Money Fund

Asset Allocation
  o Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Minnesota, Missouri, New York, North Dakota+, Oregon, and Pennsylvania. Insured and intermediate bond funds are available in selected states.

**   Formerly Growth Stock Fund.

***  Formerly International Equity Fund.

  + Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com


This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for these Funds and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
B O A R D  O F  T R U S T E E S

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

A F F I L I A T E D  O F F I C E R S

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057


(5134)                                                        Printed in the USA
AR-WEST [8/01] CG 10/01                                                    J7468